[PRUDENTIAL LOGO]                                   PROSPECTUS     MARCH 3, 2000


PRUDENTIAL
HIGH YIELD FUND, INC.


FUND TYPE Junk bond

OBJECTIVE    Current income and capital appreciation (as a secondary objective)

BUILD
ON THE ROCK

[PRUDENTIAL BACKGROUND GRAPHIC]



As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares
nor has the SEC determined
that this prospectus is
complete or accurate. It is a
criminal offense to state
otherwise.

TABLE OF CONTENTS


1    RISK/RETURN SUMMARY
1    Investment Objectives and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

6    HOW THE FUND INVESTS
6    Investment Objectives and Policies
8    Other Investments and Strategies
12   Investment Risks

16   HOW THE FUND IS MANAGED
16   Board of Directors
16   Manager
16   Investment Adviser
18   Distributor

19   FUND DISTRIBUTIONS AND TAX ISSUES
19   Distributions
20   Tax Issues
21   If You Sell or Exchange Your Shares

23   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23   How to Buy Shares
32   How to Sell Your Shares
35   How to Exchange Your Shares
37   Telephone Redemptions and Exchanges

38   FINANCIAL HIGHLIGHTS
38   Class A Shares
39   Class B Shares
40   Class C Shares
41   Class Z Shares

42   THE PRUDENTIAL MUTUAL FUND FAMILY

A-1  DESCRIPTION OF SECURITY RATINGS

FOR MORE INFORMATION (BACK COVER)


PRUDENTIAL HIGH YIELD FUND, INC.              [TELEPHONE GRAPHIC] (800) 225-1852

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


This section highlights key information about the PRUDENTIAL HIGH YIELD FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
Our primary investment objective is to MAXIMIZE CURRENT INCOME. To achieve our income objective, we invest in a diversified portfolio of high yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. As a secondary investment objective, we will SEEK CAPITAL APPRECIATION, but only when consistent with our primary investment objective of current income. While we make every effort to achieve our objectives, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The fixed-income securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the borrower. Since the Fund invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.
     Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."
     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE
A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS B SHARES) (AS PERCENTAGE)

1990           (9.52%)
1991           33.47%
1992           15.45%
1993           16.54%
1994           (2.92%)
1995           17.49%
1996           11.97%
1997           12.07%
1998           (0.70%)
1999            2.86%


BEST QUARTER: 13.67% (1st quarter of 1991) WORST QUARTER: (7.54%) (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


2    PRUDENTIAL HIGH YIELD FUND, INC.        [TELEPHONE GRAPHIC] (800) 225-1852

RISK/RETURN SUMMARY
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AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                             1 YR       5 YRS           10 YRS/Since inception(2)
Class A shares                            (0.76)%       8.27%            9.26%(since 1-22-90)
Class B shares                            (2.14)%       8.39%            9.04%
Class C shares                              0.83%       8.31%            7.49% (since 8-1-94)
Class Z shares                              3.79%         N/A            6.55% (since 3-1-96)
High Yield Bond Index(3)                    2.39%       9.31%           10.72%
Lipper High Current Yield Average(4)        4.53%       8.84%           10.03%

(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

(2) Returns are for ten year period ended 12-31-99 unless specified otherwise.

(3) The Lehman Brothers High Yield Bond Index (High Yield Bond Index) -- an unmanaged index of fixed rate noninvestment-grade debt securities with at least one year remaining to maturity -- gives a broad look at how high yield (junk) bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. High Yield Bond Index returns since the inception of Class A, Class C and Class Z were 11.05%, 8.64% and 6.77%, respectively. Source: Lehman Brothers.

(4) The Lipper High Current Yield Average is based on the average return of all mutual funds in the Lipper High Yield category. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Lipper returns since the inception of Class A, Class C and Class Z were 168.23%, 52.08% and 27.49%, respectively. Source: Lipper Inc.

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund -- Class A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A    CLASS B   CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)         4%       None        1%       None
Maximum deferred sales charge (load)
 (as a percentage of the lower of original
 purchase price or sale proceeds)                    None         5%(2)     1%(3)    None
Maximum sales charge (load) imposed
 on reinvested dividends and other distributions     None       None      None       None
Redemption fees                                      None       None      None       None
Exchange fee                                         None       None      None       None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                     CLASS A   CLASS B    CLASS C    CLASS Z
Management fees                                       .41%       .41%       .41%      .41%
+ Distribution and service (12b-1) fees(4)            .30%       .75%      1.00%      None
+ Other expenses                                      .14%       .14%       .14%      .14%
= TOTAL ANNUAL FUND OPERATING EXPENSES                .85%      1.30%      1.55%      .55%
- Fee waiver and/or expense reimbursement(4)          .05%       None       .25%      None
= NET ANNUAL FUND OPERATING EXPENSES                  .80%      1.30%      1.30%      .55%

(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

(4) For the fiscal year ending December 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.


4    PRUDENTIAL HIGH YIELD FUND, INC.        [TELEPHONE GRAPHIC] (800) 225-1852

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                               1 YR      3 YRS     5 YRS    10 YRS
  Class A shares                               $478       $656      $848    $1,403
  Class B shares                               $632       $712      $813    $1,386
  Class C shares                               $331       $560      $913    $1,906
  Class Z shares                               $ 56       $176      $307    $  689

You would pay the following expenses on the same investment if you did not sell your shares:

                                               1 YR      3 YRS     5 YRS    10 YRS
  Class A shares                               $478       $656      $848    $1,403
  Class B shares                               $132       $412      $713    $1,386
  Class C shares                               $231       $560      $913    $1,906
  Class Z shares                               $ 56       $176      $307    $  689

HOW THE FUND INVESTS


INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to MAXIMIZE CURRENT INCOME. As a secondary investment objective, the Fund will SEEK CAPITAL APPRECIATION, but only when consistent with its primary investment objective of current income. This means we seek primarily investments that pay dividends and other income and secondarily investments that will increase in value. While we make every effort to achieve our objectives, we can't guarantee success.

     In determining which securities to buy and sell, the investment adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The investment adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

     The Fund may invest in corporate and other debt ("fixed-income") securities of companies or governments. Bonds and other debt securities are used by issuers to borrow money from investors. The borrower pays the investor a fixed or variable rate of interest and must repay the amount borrowed. Consistent with its primary investment objective, under normal conditions the Fund will invest at least 80% of the Fund's total assets in medium to lower-rated fixed-income securities, including at least 65% of the value of the Fund's total assets in lower-rated fixed-income securities. However, the Fund may invest up to 100% of its assets in lower-rated fixed-income securities. A rating is an assessment of the likelihood of the timely repayment of interest and principal and can be useful when comparing different debt obligations. A description of bond ratings is contained in Appendix A.

     MEDIUM TO LOWER-RATE FIXED-INCOME SECURITIES are securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's, or comparably rated by another major rating service. Bonds rated Baa by Moody's or BBB by Standard & Poor's are regarded as investment-grade bonds, but have speculative characteristics and are riskier than higher-rated securities. Bonds rated lower than Baa or BBB are considered lower-rated or HIGH-YIELD OBLIGATIONS or JUNK BONDS. The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's or comparable unrated securities only if we believe that the rating underestimates the quality of the securities.


6  PRUDENTIAL HIGH YIELD FUND, INC.           [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND INVESTS


     Lower-rated securities tend to offer higher yields, but also offer greater risks, than higher-rated securities. Under certain economic conditions, however, lower or medium-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, the Fund may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high yield securities at a higher than expected rate, which might happen during periods of declining interest rates, the Fund could be forced to buy higher-rated, lower-yielding securities, which would decrease the Fund's return.

     During the fiscal year ended December 31, 1999, the monthly dollar-weighted average ratings of the debt securities held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

RATINGS                                         PERCENTAGE OF TOTAL INVESTMENTS
-------                                         -------------------------------
  BBB/Baa                                                                 1.08%
  BB/Ba                                                                  17.27%
  B/B                                                                    61.64%
  CCC/Caa                                                                 6.51%
  Unrated/Other                                                          13.50%

     These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag the current financial condition of a company. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis, taking into account various factors, including the company's financial history and condition, prospects and management. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. These unrated securities will be taken into account when we calculate the percentage of the Fund's portfolio that consists of medium and lower-rated securities.

     Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 1999, the Fund's average weighted maturity was 7.89 years.

     The types of fixed-income securities in which the Fund may invest include both CONVERTIBLE and NONCONVERTIBLE DEBT SECURITIES. We can exchange convertible debt securities, such as corporate bonds, notes and preferred stocks, for other types of securities, typically common stock, at a preset price. They provide a fixed-income stream (usually lower than regular bonds), but also offer greater appreciation potential than regular
bonds.                                                                         7

HOW THE FUND INVESTS


     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

     The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN FIXED-INCOME SECURITIES

The Fund may invest up to 20% of its assets in U.S. currency-denominated fixed-income securities of foreign governments and other foreign issuers, including Brady Bonds, which are long-term bonds issued by developing nations, and preferred stock. The Fund may also invest up to 10% of its total assets in foreign currency-denominated fixed-income securities issued by foreign or domestic issuers. FOREIGN GOVERNMENT FIXED-INCOME SECURITIES include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.

ZERO COUPON BONDS, PAY-IN-KIND (PIK) AND DEFERRED PAYMENT SECURITIES

The Fund may invest in ZERO COUPON BONDS, PAY-IN-KIND (PIK) or DEFERRED PAYMENT SECURITIES. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date.

     The Fund records the amount these securities rise in price each year ("phantom income") for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.


8  PRUDENTIAL HIGH YIELD FUND, INC.           [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND INVESTS


DISTRESSED SECURITIES

The Fund may invest up to 10% of its assets in DISTRESSED SECURITIES, that is, equity securities of companies which are financially troubled and which we believe are currently valued at less than their long-term potential. Distressed securities include common stocks, convertible and nonconvertible preferred stocks and warrants. Preferred stock of a company does not generally grant voting rights to the investor, but it pays dividends at a specified rate. Convertible preferred stock may be exchanged for common stock and is less stable than nonconvertible preferred stock, which is more similar to a fixed-income security.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans (secured or unsecured) made to financially troubled companies by banks, insurance companies and government institutions. The Fund may invest in a portion of a loan (participations) and assignments of all or a portion of a loan (assignments).

     Participations and assignments are high-yield, nonconvertible corporate debt instruments of varying maturities. With participations, the Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. With assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the lender's.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations. Investing heavily in these securities limits our ability to achieve a high level of income, but can help to preserve the Fund's assets.

HOW THE FUND INVESTS


WHEN-ISSUED AND DELAYED -- DELIVERY SECURITIES

The Fund may purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

REPURCHASE AGREEMENTS

The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party which creates a fixed return for the Fund.

DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures contracts, including interest rate futures contracts, options on futures, foreign currency forward contracts and interest rate swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Futures Contracts and Related Options
Foreign Currency Forward Contracts

The Fund may purchase and sell financial futures contracts and related options on financial futures. An OPTION is the right to buy or sell a security, or in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect


10  PRUDENTIAL HIGH YIELD FUND, INC.          [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND INVESTS


the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or to sell a given currency on a future date at a set price.

Interest Rate Swap Transactions

The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap trans-action the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it: BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS ITS SECURITIES to others (the Fund can lend up to 100% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

HOW THE FUND INVESTS


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS     RISKS                                POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
HIGH-YIELD DEBT              - Credit risk -- the risk that       - May offer higher interest
SECURITIES                     the borrower can't pay               income and higher potential
(JUNK BONDS)                   back the money borrowed              gains than higher-quality
                               or make interest payments            debt securities
Up to 100%                     (particularly high)
                                                                  - Most bonds rise in value when
                             - Market risk -- the risk that         interest rates fall
                               the obligations may lose
                               value in the market
                               because interest rates rise
                               or there is a lack of confidence
                               in the borrower
                               (particularly high)

                             - Illiquidity risk -- the risk
                               that bonds may be difficult
                               to value precisely and sell
                               at a time or price desired,
                               in which case valuation would
                               depend more on investment
                               adviser's judgment than is
                               generally the case with
                               higher-rated securities
--------------------------------------------------------------------------------------------------


12 PRUDENTIAL HIGH YIELD FUND, INC.           [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND INVESTS

INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS     RISKS                                POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
FOREIGN FIXED-INCOME         - Foreign markets,                   - Investors can participate
SECURITIES                     economies and political              in the growth of foreign
                               systems may not be as                markets and companies
Up to 20% of U.S.              stable as those in the               operating in those markets
currency denominated           U.S., particularly those in
securities; up to 10% of       developing countries               - Opportunities for
non-U.S. currency                                                   diversification
denominated securities       - May be less liquid than
                               U.S. fixed-income securities       - Changing value of foreign
                                                                    currencies can cause
                             - Differences in foreign               gains (non-U.S. currency
                               laws, accounting standards,          denominated securities)
                               public information, custody
                               and settlement practices
                               provide less reliable
                               information on foreign
                               investments and involve more
                               risks

                             - Currency risk -- changing
                               value of foreign currencies
                               can cause losses (non- U.S.
                               currency denominated
                               securities)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT              - Limits potential for capital       - Regular interest income
SECURITIES OR HIGH-QUALITY     appreciation
BANK OR CORPORATE                                                 - Generally more secure
OBLIGATIONS                  - See credit risk and market           than lower quality debt
                               risk                                 securities and equity
Up to 20%; up to 100%                                               securities
on a temporary basis         - Not all U.S. Government
                               securities are insured or          - The U.S. Government
                               guaranteed by the U.S.               guarantees interest and
                               Government - some are                principal payments on
                               backed by the issuing                certain securities
                               agency
--------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES          - See illiquidity risk               - May offer a more attractive
                                                                    yield or potential for
Up to 15% of net assets                                             growth than more widely
                                                                    traded securities
--------------------------------------------------------------------------------------------------
DISTRESSED SECURITIES         - Equity securities could           - May offer greater capital
                                lose value                          appreciation and a higher
Up to 10%                                                           rate of return if companies
                              - See credit risk                     fulfill their anticipated
                                (particularly high),                potential
                                and market risk
                                (particularly high)
                                and illiquidity risk

                              - More likely to default,
                                especially during
                                economic downturns
--------------------------------------------------------------------------------------------------

HOW THE FUND INVESTS


INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS     RISKS                                POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
DISTRESSED SECURITIES        - Subject to greater
(CONT.)                        volatility than
                               securities of more
                               stable companies

                             - Fund may be subject
                               to litigation risks
                               and costs
--------------------------------------------------------------------------------------------------
DERIVATIVES                  - Derivatives such as futures,       - The Fund could make
                               options on futures,                  money and protect
Percentage varies              foreign currency forward             against losses if the
                               contracts and interest rate          investment analysis
                               swaps that are used for              proves correct
                               hedging purposes may not
                               fully offset the underlying        - One way to manage the
                               positions and this could             Fund's risk/return balance
                               result in losses to the              is to lock in the value of
                               Fund that would not have             an investment ahead
                               otherwise occurred                   of time

                             - Derivatives used for risk
                               management may not have the
                               intended effects and may
                               result in losses or missed
                               opportunities

                             - The other party to a
                               derivatives contract
                               could default

                             - Certain types of derivatives
                               involve costs to the Fund
                               that can reduce returns
--------------------------------------------------------------------------------------------------
ZERO COUPON BONDS,           - Typically subject to greater       - Value rises when interest
PIK AND DEFERRED               volatility and less liquidity        rates fall
PAYMENT SECURITIES             in adverse markets than
                               other debt securities
Percentage varies
                             - See credit risk and market risk
--------------------------------------------------------------------------------------------------


14 PRUDENTIAL HIGH YIELD FUND, INC.           [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND INVESTS


INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS     RISKS                                POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS          - See credit risk and market         - May offer the right to
AND ASSIGNMENTS                risk                                 receive principal, interest
                                                                    and fees without as much
Percentage varies            - In participations, the Fund          risk as a lender
                               has no rights against borrower
                               in the event borrower does not
                               repay the loan

                             - In participations, the Fund
                               is also subject to the credit
                               risk of the lender
--------------------------------------------------------------------------------------------------
WHEN-ISSUED AND              - May magnify underlying             - May magnify underlying
DELAYED-DELIVERY               investment losses                    investment gains
SECURITIES
                             - Investment costs may
Percentage varies              exceed potential underlying
                               investment gains
--------------------------------------------------------------------------------------------------

HOW THE FUND IS MANAGED


BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

     Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 1999, the Fund paid PIFM management fees of .41% of the Fund's average daily net assets.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the Manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

     Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.


16 PRUDENTIAL HIGH YIELD FUND, INC.          [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE FUND IS MANAGED


     Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.

     Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

     The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

     The High Yield Team, headed by Casey Walsh, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


                                   HIGH YIELD

ASSETS UNDER MANAGEMENT: $9.4 billion (as of December 31, 1999).
TEAM LEADER: Casey Walsh. GENERAL INVESTMENT EXPERIENCE: 17 years. PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 17 years, which includes team members with significant mutual fund experience.
SECTOR: Below-investment-grade corporate securities.

HOW THE FUND IS MANAGED


INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The team uses a relative value approach.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.


18 PRUDENTIAL HIGH YIELD FUND, INC.           [TELEPHONE GRAPHIC] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
     Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
     The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS out of any net investment income, plus short-term capital gains to shareholders, every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Fund.
     The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.
     For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

FUND DISTRIBUTIONS AND TAX ISSUES


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
     Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.




20   PRUDENTIAL HIGH YIELD FUND, INC.     [TELEPHONE GRAPHIC]    (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you received makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                               [GRAPHIC OMITTED]
                                   +$  CAPITAL GAIN
                                       (taxes owed)

RECEIPTS FROM SALE                    OR

                                   -$  CAPITAL LOSS
                                       (offset against gain)

FUND DISTRIBUTIONS AND TAX ISSUES

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
     Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



22   PRUDENTIAL HIGH YIELD FUND, INC.     [TELEPHONE GRAPHIC]    (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND



HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

     PRUDENTIAL MUTUAL FUNDS SERVICES LLC
     ATTN: INVESTMENT SERVICES
     P.O. BOX 15020
     NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and
Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

When choosing a share class, you should consider the following:

     -    The amount of your investment

     - The length of time you expect to hold the shares and the impact of the varying distribution fees

     - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

     -    Whether you qualify for any reduction or waiver of sales charges

     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     -    Whether you qualify to purchase Class Z shares.


    See "How to Sell Your Shares" for a description of the impact of CDSCs.





24   PRUDENTIAL HIGH YIELD FUND, INC.    [TELEPHONE GRAPHIC]     (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                   CLASS A            CLASS B               CLASS C              CLASS Z
 Minimum purchase amount(1)          $1,000              $1,000                $5,000                None
 Minimum amount for
   subsequent purchases(1)             $100                $100                  $100                None
 Maximum initial sales charge         4% of                None                 1% of                None
                                    the public                                the public
                                   offering price                            offering price


  Contingent Deferred Sales         None                If sold during:       1% on                None
    Charge (CDSC)(2)                                    Year 1 5%            sales made
                                                        Year 2 4%            within 18
                                                        Year 3 3%            months of
                                                        Year 4 2%            purchase(2)
                                                        Year 5/6 1%
                                                        Year 7 0%
  Annual distribution and           .30 of 1%           .75 of 1%            1%                    None
   service fees (12b-1) (shown      (.25 of 1%                               (.75 of 1%
   as a percentage of average       currently)                               currently)
   net assets)(3)

(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4:
       Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the cdsc and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (cdsc)." Class C shares bought before November 2, 1998 have a 1% cdsc if sold within one year.

(3) These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .25 of 1%. Class B and Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), is .50 of 1% for Class B shares and is .75 of 1% for Class C shares. For the fiscal year ending December 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for the Fund's Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                                SALES CHARGE         SALES CHARGE
                                     AS % OF              AS % OF          DEALER
  AMOUNT OF PURCHASE          OFFERING PRICE      AMOUNT INVESTED     REALLOWANCE
  Less than $50,000                    4.00%                4.17%           3.75%
  $50,000 to $99,999                   3.50%                3.63%           3.25%
  $100,000 to $249,999                 2.75%                2.83%           2.50%
  $250,000 to $499,999                 2.00%                2.04%           1.90%
  $500,000 to $999,999                 1.50%                1.52%           1.40%
  $1 million and above*                 None                 None            None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

     To satisfy the purchase amounts above, you can:

-    Invest with an eligible group of related investors

-    Buy Class A shares of two or more Prudential mutual funds at the same time

- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

     The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.





26     PRUDENTIAL HIGH YIELD FUND, INC.    [TELEPHONE GRAPHIC]   (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management consulting or other fee for its services

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

Investments of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -    Purchase your shares through an account at Prudential Securities

     - Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

     -    Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


28    PRUDENTIAL HIGH YIELD FUND, INC.    [TELEPHONE GRAPHIC]     (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


Other Types of Investors. Class Z shares also can be purchased by any of the following:

      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

      - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

      -     Prudential, with an investment of $10 million or more.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment

30     PRUDENTIAL HIGH YIELD FUND, INC.       [TELEPHONE GRAPHIC] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: ACCOUNT MAINTENANCE
     P.O. BOX 15015
     NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: REDEMPTION SERVICES
     P.O. BOX 15010
     NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid the delay if you purchase shares by wire, certified check, or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

32    PRUDENTIAL HIGH YIELD FUND, INC.        [TELEPHONE GRAPHIC] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

     If you are selling more than $100,000 of shares, if you want the check payable to or sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

      - Amounts representing shares you purchased with reinvested dividends and distributions

      - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

      - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase (one year for Class C

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

      - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability

      - To provide for certain distributions -- made without IRS penalty -- from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account

      -     On certain sales from a Systematic Withdrawal Plan.

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

34     PRUDENTIAL HIGH YIELD FUND, INC.      [TELEPHONE GRAPHIC] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds --including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND


exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN:  EXCHANGE PROCESSING
     P.O. BOX 15010
     NEW BRUNSWICK, NJ  08906-5010

      There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

      If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares that are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to

36     PRUDENTIAL HIGH YIELD FUND, INC.      [TELEPHONE GRAPHIC] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must complete an authorization form for telephone transactions. If you have elected telephone redemption and exchange privileges and you call the Fund before 4:15 p.m., New York time, you will receive a redemption amount based on that day's NAV.

      The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and the report of the independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



  CLASS A SHARES (FISCAL YEARS ENDED 12-31)

  PER SHARE OPERATING PERFORMANCE                  1999               1998             1997              1996                1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $        7.88     $        8.65     $        8.39     $        8.19     $        7.68
Income from investment operations:
Net investment income(2)                               .71               .76               .73               .75               .81
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                                (.45)             (.76)              .30               .22               .53
TOTAL FROM INVESTMENT OPERATIONS                       .26                --              1.03               .97              1.34
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income (.71)            (.76)             (.73)             (.75)             (.81)
Distributions in excess of
 net investment income                                (.01)             (.01)             (.04)             (.02)             (.02)
Tax return of capital distributions                   (.04)               --                --                --                --
TOTAL DISTRIBUTIONS                                   (.76)             (.77)             (.77)             (.77)             (.83)
NET ASSET VALUE, END OF YEAR                 $        7.38     $        7.88     $        8.65     $        8.39     $        8.19
TOTAL RETURN(1)                                       3.38%            (0.13)%           12.81%            12.60%            18.17%
-----------------------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data                          1999             1998            1997              1996               1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)                $   1,750,618     $   1,677,605     $   1,730,473     $   1,564,429     $   1,336,354
Average net assets (000)                     $   1,746,123     $   1,712,531     $   1,635,480     $   1,385,143     $   1,056,555

RATIOS TO AVERAGE NET ASSETS:(2)
Expenses, including distribution
 and service (12b-1) fees                              .80%             0.67%              .69%              .72%              .75%
Expenses, excluding distribution
 and service (12b-1) fees                              .55%             0.52%              .54%              .57%              .60%
Net investment income                                 9.30%             9.04%             8.59%             9.20%            10.13%
Portfolio turnover rate                                 70%              103%              113%               89%               78%

(1) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)   Net of expense subsidy and/or fee waiver.

38  PRUDENTIAL HIGH YIELD FUND, INC.         [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 12-31)

PER SHARE OPERATING PERFORMANCE                               1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $   7.86        $   8.63        $   8.38        $   8.18        $   7.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          .67             .71             .68             .71             .76
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                                        (.45)           (.76)            .29             .22             .53
TOTAL FROM INVESTMENT OPERATIONS                               .22            (.05)            .97             .93            1.29
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income(.66)                     (.71)           (.68)           (.71)           (.76)
Distributions in excess of
 net investment income                                        (.02)           (.01)           (.04)           (.02)           (.02)
Tax return of capital distributions                           (.04)             --              --              --              --
TOTAL DISTRIBUTIONS                                           (.72)           (.72)           (.72)           (.73)           (.78)
NET ASSET VALUE, END OF YEAR                              $   7.36        $   7.86        $   8.63        $   8.38        $   8.18
TOTAL RETURN(1)                                               2.86%          (0.70)%         12.07%          11.97%          17.49%



RATIOS/SUPPLEMENTAL DATA                                1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)                     $   1,867,620    $   2,381,793    $   2,640,491    $   2,596,207    $   2,730,903
Average net assets (000)                          $   2,180,904    $   2,557,252    $   2,589,122    $   2,652,883    $   2,725,385

RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                                  1.30%            1.27%            1.29%            1.32%            1.35%
Expenses, excluding distribution
 and service (12b-1) fees                                   .55%            0.52%             .54%             .57%             .60%
Net investment income                                      8.78%            8.41%            7.99%            8.62%            9.56%
Portfolio turnover rate                                      70%             103%             113%              89%              78%

(1) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 12-31)

PER SHARE OPERATING PERFORMANCE                           1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $   7.86         $   8.63         $   8.38         $   8.18         $   7.67
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME(2)                                   .67              .71              .68              .71              .76
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                                   (.45)            (.76)             .29              .22              .53
TOTAL FROM INVESTMENT OPERATIONS                           .22             (.05)             .97              .93             1.29
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.67)            (.71)            (.68)            (.71)            (.76)
Distributions in excess of
  net investment income                                   (.01)            (.01)            (.04)            (.02)            (.02)
Tax return of capital distributions                       (.04)              --               --               --               --
TOTAL DISTRIBUTIONS                                       (.72)            (.72)            (.72)            (.73)
NET ASSET VALUE, END OF YEAR                          $   7.36         $   7.36         $   8.63         $   8.38         $   8.18
TOTAL RETURN(1)                                           2.86%           (0.70)%          12.07%           11.97%           17.49%

RATIOS/SUPPLEMENTAL DATA                               1999              1998              1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)                    $   98,347        $   83,687        $   55,879        $   43,374        $   24,021
Average net assets (000)                         $   95,443        $   67,296        $   45,032        $   28,647        $   12,063

RATIOS TO AVERAGE NET ASSETS:(2)
Expenses, including distribution
  and service (12b-1) fees                             1.30%             1.27%             1.29%             1.32%             1.35%
Expenses, excluding distribution
  and service (12b-1) fees                              .55%             0.52%              .54%              .57%              .60%
Net investment income                                  8.81%             8.49%             7.99%             8.60%             9.49%
Portfolio turnover rate                                  70%              103%              113%               89%               78%

(1) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)   Net of expense subsidy and/or fee waiver.



40  PRUDENTIAL HIGH YIELD FUND, INC.         [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS


CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1999              1998              1997             1996(1)
  ----------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR      $     7.88        $     8.65        $     8.39        $     8.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .73               .76               .74               .63
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency transactions                       (.44)             (.75)              .30               .07
  TOTAL FROM INVESTMENT OPERATIONS               .29               .01              1.04               .70
  ----------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.73)             (.76)             (.74)             (.63)
  Distributions in excess of
    net investment income                       (.01)             (.02)             (.04)             (.02)
  Tax return of capital distributions           (.04)             --                --                --
  TOTAL DISTRIBUTIONS                           (.78)             (.78)             (.78)             (.65)
  NET ASSET VALUE, END OF YEAR            $     7.39        $     7.88        $     8.65        $     8.39
  TOTAL RETURN(2)                               3.79%                0%            12.96%             8.77%
  ----------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      1999              1998              1997              1996
  ----------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)           $   50,330        $   65,068        $   41,625        $   31,748
  Average net assets (000)                $   60,652        $   57,453        $   35,808        $   28,978
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
    and service (12b-1) fees                     .55%             0.52%              .54%              .57%(3)
  Expenses, excluding distribution
    and service (12b-1) fees                     .55%             0.52%              .54%              .57%(3)
  Net investment income                         9.53%             9.23%             8.74%             9.31%(3)
  Portfolio turnover rate                         70%              103%              113%               89%

(1) Information shown is for the period from March 1, 1996 (when Class Z shares were first offered) through December 31, 1996.

(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported. Total returns for periods of less than a full year are not annualized.

(3)  Annualized.

THE PRUDENTIAL MUTUAL FUND FAMILY

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial advisor or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
   Prudential Tax-Managed Equity Fund
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund
TARGET FUNDS
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
   International Equity Fund

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.


42     PRUDENTIAL HIGH YIELD FUND, INC.      [TELEPHONE GRAPHIC]  (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   Income Portfolio
TARGET FUNDS
   Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
   Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
   Institutional Money Market Series

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44     PRUDENTIAL HIGH YIELD FUND, INC.      [TELEPHONE GRAPHIC]  (800) 225-1852

APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are to be considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

APPENDIX A

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


A-2     PRUDENTIAL HIGH YIELD FUND, INC.     [TELEPHONE GRAPHIC]  (800) 225-1852

APPENDIX A

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics, BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.
LONG-TERM DEBT AND PREFERRED STOCK RATINGS

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

APPENDIX A

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B: Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

     DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     DUFF 1-: High certainty of timely payment, Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     DUFF 2: Good certainty of timely payment. Liquidity factors and Company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk favors are small.


A-4     PRUDENTIAL HIGH YIELD FUND, INC.     [TELEPHONE GRAPHIC] (800) 225-1852

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

 FOR MORE INFORMATION

 Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact

 PRUDENTIAL MUTUAL FUND SERVICES LLC
 P.O. BOX 15005
 NEW BRUNSWICK, NJ 08906-5005
 (800) 225-1852
 (732) 482-7555 (Calling from outside the U.S.)

 Outside Brokers should contact
 PRUDENTIAL INVESTMENT MANAGEMENT
 SERVICES LLC
 P.O. BOX 15035
 NEW BRUNSWICK, NJ 08906-5035
 (800) 778-8769

 Visit Prudential's website at
 HTTP://WWW.PRUDENTIAL.COM

 Additional information about the Fund can be obtained without charge and can be found in the following documents
 STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)

 ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

 SEMI-ANNUAL REPORT

 You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
 BY MAIL
 Securities and Exchange Commission
 Public Reference Section
 Washington, DC 20549-0102
 BY ELECTRONIC REQUEST
 publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)
 IN PERSON
 Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)
 VIA THE INTERNET
 on the EDGAR Database at http://www.sec.gov

 CUSIP Numbers                       Nasdaq Symbols
 Class A Shares--74435F-10-6         PBHAX
 Class B Shares--74435F-20-5         PBHYX
 Class C Shares--74435F-30-4         PRHCX
 Class Z Shares--74435F-40-3         PHYZX

 Investment Company Act File No. 811-2896



 MF110A                               [RECYCLE LOGO]   Printed on Recycled Paper

                        PRUDENTIAL HIGH YIELD FUND, INC.

                      Statement of Additional Information
                                 March 3, 2000

     Prudential High Yield Fund, Inc. (the Fund), is an open-end, diversified management investment company whose primary investment objective is to maximize current income. The Fund seeks to achieve its primary objective through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The securities sought by the Fund will generally be rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities of comparable quality. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 3, 2000, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-18
Management of the Fund......................................  B-20
Control Persons and Principal Holders of Securities.........  B-23
Investment Advisory and Other Services......................  B-24
Year 2000 Readiness Disclosure..............................  B-29
Brokerage Allocation and Other Practices....................  B-30
Capital Shares, Other Securities and Organization...........  B-31
Purchase, Redemption and Pricing of Fund Shares.............  B-32
Shareholder Investment Account..............................  B-42
Net Asset Value.............................................  B-46
Taxes, Dividends and Distributions..........................  B-47
Performance Information.....................................  B-50
Financial Statements........................................  B-53
Report of Independent Accountants...........................  B-80
Appendix I -- General Investment Information................  I-1
Appendix II -- Historical Performance Data..................  II-1

-------------------------------------------------------------------

MF 110 B

                                  FUND HISTORY

     The Fund was incorporated in Maryland on January 5, 1979.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved and you could lose money.

FIXED-INCOME SECURITIES

     The higher yields sought by the Fund are generally obtainable from fixed-income securities rated in the lower categories by recognized rating services. Accordingly, consistent with its primary objective, under normal conditions, the Fund will invest at least 80% of the value of the Fund's total assets in medium to lower rated fixed-income securities, including at least 65% in lower rated fixed-income securities. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their high yield securities at a higher than expected rate.

     Medium to lower rated fixed-income securities are securities rated Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Rating Group (Standard & Poor's), or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated Baa or lower or BBB or lower than is the case with higher grade bonds. Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high yield securities are commonly known as junk bonds. The Fund will invest in securities rated below B by both Moody's and Standard & Poor's only if the investment adviser determines that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Medium to lower-rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of the other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings and in comparable non-rated securities. See "Risks Relating to Investing in High Yield Securities" below.

     The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospectus and the management of an issuer in selecting securities for the Fund's portfolio.

Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

     Certain of the high yield fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.

RISKS RELATING TO INVESTING IN HIGH YIELD SECURITIES

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value (NAV). Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's NAV.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 20% of its total assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers, and preferred stock. The Fund's Board of Directors has authorized the Fund to invest up to 10% of its total assets in foreign currency denominated fixed-income securities of foreign or domestic issuers. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmen-tal agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

     The Fund believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. Foreign countries may impose taxes on income on foreign investments. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of foreign currency fluctuations. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments that could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may, but need not, enter into foreign currency forward contracts and futures contracts on foreign currencies and related options, for hedging purposes, including, locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

     Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning January 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

     The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term ramifications can be expected, such as changes in the economic environment and changes in the behavior of investors, all of which will impact the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize a gain or loss, other changes may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes and other features that may require the realization of a gain or a loss by the Fund as determined under existing tax law.

     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income annually, notwithstanding that cash may not be received currently.

     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

DISTRESSED SECURITIES

     The Fund may invest in non-fixed-income equity securities, such as securities of financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively with financially troubled issuers referred to as distressed securities). Equity securities include common stocks, preferred stocks and warrants. The Fund will limit its investments in such securities to no more than 10% of its total assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield.

RISKS RELATING TO INVESTING IN DISTRESSED SECURITIES

     Distressed securities involve a high degree of credit and market risk and are subject to greater credit and market risk and price volatility than the securities in which the Fund generally invests. Although the Fund would invest in select companies that in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During economic downturn or recession, securities of financially troubled issuers are more likely to go into default than are securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

     Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     Distressed securities which the Fund may purchase may also include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. To the extent the Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Fund to litigation risks and costs or prevent the Fund from disposing of securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, futures contracts and options thereon (including interest rate futures contracts and options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may but need not enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

FUTURES CONTRACTS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

     Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

     CFTC LIMITS.  In accordance with Commodity Futures Trading Commission
(CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described below under "Options on Futures Contracts." If the Fund writes a call option that is not covered, it must segregate for the term of the options cash or other liquid assets equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin segregated by the Fund with respect to such option).

USES OF INTEREST RATE FUTURES CONTRACTS

     Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates that would be expected to decrease the value of debt securities that the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix I under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is out of the money and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     When the Fund writes a put or call option on a futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

     To the extent the Fund is not covered as described above with respect to written options, it will segregate for the term of the option, cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy that would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium, thus increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities that were the cover for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

     Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

INTEREST RATE SWAP TRANSACTIONS

     The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may enter into interest rate swaps traded on an exchange or in the over the counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result In a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the interest payment is declared, and the date on which such payment is made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions" below.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     RISK OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase a security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place in the future after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund will segregate securities having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuations.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid. See "How the Fund Invests -- Additional Strategies" in the Prospectus.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily, including foreign securities, high yield fixed-income securities and distressed securities.

(d)  TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS

     When market conditions dictate a more defensive investment strategy, the Fund may invest temporarily up to 100% of the Fund's assets in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 14 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. Investing heavily in these securities limits the Fund's ability to achieve a high level of income, but can help to preserve the Fund's assets.

(e)  PORTFOLIO TURNOVER

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. Since the Fund's inception, the annual portfolio turnover rate has not exceeded 100%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the fiscal years ended December 31, 1998, and 1999, the Fund's portfolio turnover rate was 103% and 70%, respectively.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

          (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

          (2) Purchase more than 10% of the voting securities of any issuer.

          (3) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          (4) Make short sales of securities.

          (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

          (6) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts and related options are not deemed to be the issuance of a senior security or a pledge of assets.

          (7) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          (8) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

          (9) Purchase or sell commodities or commodity futures contracts except financial futures contracts and options thereon.

          (10) Make loans of money or securities, except through the purchase of debt obligations, bank debt (i.e. loan participations), repurchase agreements and loans of securities.

          (11) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

          (12) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

          (13) Invest for the purpose of exercising control or management of another company.

          (14) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Description of the Fund, Its Investments and Risks -- Investment Strategies, Policies and Risks -- Securities of Foreign Issuers."

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
Eugene C. Dorsey (72)                  Director             Retired President, Chief Executive Officer and Trustee
                                                              of the Gannett Foundation (now Freedom Forum);
                                                              former Publisher of four Gannett newspapers and Vice
                                                              President of Gannett Company; past Chairman of
                                                              Independent Sector (national coalition of
                                                              philanthropic organizations); former Chairman of the
                                                              American Council for the Arts; former Director of
                                                              the Advisory Board of Chase Manhattan Bank of
                                                              Rochester.
Delayne Dedrick Gold (61)              Director             Marketing and Management Consultant.
*Robert F. Gunia (53)                  Director and Vice    Executive Vice President and Chief Administrative
                                       President              Officer (since June 1999) of Prudential Investments;
                                                              Corporate Vice President (September 1997-March 1999)
                                                              of The Prudential Insurance Company of America
                                                              (Prudential); Executive Vice President and Treasurer
                                                              (since December 1996) of Prudential Investments Fund
                                                              Management LLC (PIFM); President (since April 1999)
                                                              of Prudential Investment Management Services LLC
                                                              (PIMS); former Senior Vice President (March 1987-May
                                                              1999) and former Chief Administrative Officer (July
                                                              1990-September 1996) of Prudential Securities
                                                              Incorporated (Prudential Securities); Director
                                                              (January 1989-September 1996), Executive Vice
                                                              President, Treasurer and Chief Financial Officer
                                                              (June 1987-December 1996) of Prudential Mutual Fund
                                                              Management, Inc. (PMF); Vice President and Director
                                                              (since May 1989) of The Asia Pacific Fund, Inc.
Thomas T. Mooney (58)                  Director             President of the Greater Rochester Metro Chamber of
                                                              Commerce; former Rochester City Manager; former
                                                              Deputy Monroe County Executive; Trustee of Center
                                                              for Governmental Research, Inc.; Director of Blue
                                                              Cross of Rochester, Monroe County Water Authority,
                                                              Executive Service Corps of Rochester.
Stephen P. Munn (57)                   Director             Chairman (since January 1994), Director and President
                                                              (since 1988) and Chief Executive Officer (since
                                                              1988) of Carlisle Companies Incorporated
                                                              (manufacturer of industrial products).
*David R. Odenath, Jr. (42)            Director             Officer in Charge, President, Chief Executive Officer
                                                              and Chief Operating Officer (since June 1999) of
                                                              PIFM; Senior Vice President (since June 1999) of
                                                              Prudential; Senior Vice President (August 1993-May
                                                              1999) of PaineWebber Group, Inc.

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
Richard A. Redeker (56)                Director             Former Employee of Prudential Investments (October
                                                              1996-December 1998); prior thereto, President, Chief
                                                              Executive Officer and Director (October 1993-
                                                              September 1996) of Prudential Mutual Fund
                                                              Management, Inc.; Executive Vice President, Director
                                                              and Member of the Operating Committee (October
                                                              1993-September 1996) of Prudential Securities;
                                                              Director (October 1993-September 1996) of Prudential
                                                              Securities Group, Inc.; Executive Vice President,
                                                              The Prudential Investment Corporation (July 1994-
                                                              September 1996); Director (January 1994-September
                                                              1996) of Prudential Mutual Fund Distributors, Inc.
                                                              and Prudential Mutual Fund Services Inc.; former
                                                              Senior Executive Vice President and Director of
                                                              Kemper Financial Services, Inc. (September
                                                              1978-September 1993).
*John R. Strangfeld, Jr. (45)          President and        Chief Executive Officer, Chairman, President and
                                       Director               Director (since January 1990) of The Prudential
                                                              Investment Corporation; Executive Vice President
                                                              (since February 1998) of Prudential Global Asset
                                                              Management Group of Prudential, and Chairman (since
                                                              August 1989) of Pricoa Capital Group; formerly
                                                              various positions to Chief Executive Officer
                                                              (November 1994-December 1998) of Private Asset
                                                              Management Group of Prudential and Senior Vice
                                                              President (January 1986-August 1989) of Prudential
                                                              Capital Group, a unit of Prudential.
Nancy H. Teeters (69)                  Director             Economist; former Vice President and Chief Economist
                                                              (March 1986-June 1990) of International Business
                                                              Machines Corporation; former Governor of Federal
                                                              Reserve System (1978-1984); former Director of
                                                              Inland Steel Industries (July 1991-1999).
Louis A. Weil, III (58)                Director             Chairman (since January 1999), President and Chief
                                                              Executive Officer (since January 1996) and Director
                                                              (since September 1991) of Central Newspapers, Inc.;
                                                              Chairman of the Board (since January 1996),
                                                              Publisher and Chief Executive Officer (August 1991-
                                                              December 1995) of Phoenix Newspapers, Inc.; former
                                                              Publisher of Time Magazine (May 1989-March 1991);
                                                              former President, Publisher and Chief Executive
                                                              Officer of The Detroit News (February 1986-August
                                                              1989); member of the Advisory Board, Chase Manhattan
                                                              Bank-Westchester.
Grace C. Torres (40)                   Treasurer and        First Vice President (since December 1996) of PIFM;
                                       Principal Financial    former First Vice President (March 1993-May 1999) of
                                       and Accounting         Prudential Securities; First Vice President (March
                                       Officer                1994-September 1996) of Prudential Mutual Fund
                                                              Management, Inc.

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
Stephen M. Ungerman (46)               Assistant Treasurer  Tax Director of Prudential Investments (since March
                                                              1996); former First Vice President of Prudential
                                                              Mutual Fund Management, Inc. (February
                                                              1993-September 1996).
Deborah A. Docs (42)                   Secretary            Vice President (since December 1996) of PIFM; former
                                                              Vice President and Associate General Counsel (June
                                                              1991-May 1999) of Prudential Securities; Vice
                                                              President and Associate General Counsel (June 1991-
                                                              September 1996) of Prudential Mutual Fund
                                                              Management, Inc.

---------------
 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities, or PIFM.

** The address of the Directors and Officers is c/o Prudential Investments Fund
   Management, LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services, LLC.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Investment Adviser" and "-- Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     The Fund currently pays each of its Directors who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC) annual compensation of $8,125, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

     Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE

                                                            PENSION OR                            TOTAL
                                                            RETIREMENT                        COMPENSATION
                                             AGGREGATE       BENEFITS        ESTIMATED          FROM FUND
                                            COMPENSATION      ACCRUED         ANNUAL            AND FUND
                                                FROM        AS PART OF     BENEFITS UPON      COMPLEX PAID
NAME AND POSITION                               FUND       FUND EXPENSES    RETIREMENT        TO DIRECTORS
-----------------                           ------------   -------------   -------------   -------------------
Edward D. Beach*** -- Director............     $8,125          None             N/A        $142,500   (43/70)*
Eugene C. Dorsey -- Director**............      8,125          None             N/A          81,000   (17/48)*
Delayne Dedrick Gold -- Director..........      8,900          None             N/A         144,500   (43/70)*
Robert F. Gunia -- Director and Vice
  President(1)............................         --            --              --              --
Thomas T. Mooney -- Director**............      8,125          None             N/A         129,500   (35/75)*
Stephen P. Munn -- Director...............      4,750          None             N/A          62,250   (29/53)
Thomas H. O'Brien*** -- Director..........      8,125          None             N/A          47,500   (11/26)*
David R. Odenath, Jr.(1) -- Director......         --            --              --              --
Richard A. Redeker -- Director............      8,125          None             N/A          95,000   (29/53)
John R. Strangfeld, Jr.(1) -- Director and
  President...............................         --            --              --              --
Nancy H. Teeters -- Director..............      8,125          None             N/A          97,000   (25/43)*
Louis A. Weil, III -- Director............      8,550          None             N/A          96,000   (29/53)*

---------------
  (1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

  * Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.

 ** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $103,574 and $135,102 for Messrs. Dorsey and Mooney, respectively.

*** Messrs. Beach and O'Brien retired on December 31, 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

     As of February 4, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of February 4, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Pru Defined Contributions SVCS, FBO Pru-Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 514,954 Class Z shares of the Fund (7.7% of the outstanding Class Z shares); and Prudential Trust Company, FBO Pru-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 677,449 Class Z shares of the Fund (10.2% of the outstanding
Class Z shares)       .

     As of February 4, 2000, Prudential Securities was the record holder for other beneficial owners of 86,794,723 Class A shares (or 37.8% of the outstanding Class A shares), 133,717,868 Class B shares (or 53.9% of the outstanding Class B shares) 11,244,592 Class C shares (or 86.6% of the outstanding Class C shares) and 2,485,640 Class Z shares (or 37.3% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential mutual funds." See "How the Fund is Managed" in the Prospectus. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.6 billion. According to the Investment Company Institute, as of September 30, 1999, Prudential Mutual Funds were the 20th largest family of mutual funds in the United States. According to data provided by Lipper Analytical Services, Inc., the Fund is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed-income funds.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of Prudential, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses payable to the Subadviser, pursuant to the subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions,

(f) all taxes and corporate fees payable by the Fund to governmental agencies,
(g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid PIFM a management fee of $17,569,047, $17,880,859 and $16,790,927 respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $250 million, .226 of 1% of the next $500 million, .203 of 1% of the next $750 million, .181 of 1% of the next $500 million, .160 of 1% of the next $500 million, .141 of 1% of the next $500 million and .123 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the Prospectus (assets under management are as of December 31, 1999):

                                 U.S. LIQUIDITY

ASSETS UNDER MANAGEMENT:  $22.6 billion.
TEAM LEADER: Michael Lillard CFA. GENERAL INVESTMENT EXPERIENCE: 12 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. Treasuries, agencies and mortgages.
INVESTMENT STRATEGY:  Focus is on high quality, liquidity and controlled risk.

                                   CORPORATE

ASSETS UNDER MANAGEMENT:  $47.3 billion.
TEAM LEADER:  Steven Kellner CFA. GENERAL INVESTMENT EXPERIENCE: 13 years.

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                  GLOBAL BOND

ASSETS UNDER MANAGEMENT:  $2.0 billion.
TEAM LEADER:  Gabriel Irwin. GENERAL INVESTMENT EXPERIENCE: 18 years.
PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 11 years, which includes team members with significant mutual fund experience.
SECTOR:  Corporate and government securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on a top-down, geographic-allocation process. They seek to add value by exploiting yield variances between different countries and credit qualities.

                                EMERGING MARKETS

ASSETS UNDER MANAGEMENT:  $1.9 billion.
TEAM LEADER:  David Bessey. GENERAL INVESTMENT EXPERIENCE: 10 years.
PORTFOLIO MANAGERS: 3. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.
SECTOR: Government and corporate securities issued by developing markets and countries.
INVESTMENT STRATEGY: Focus is on a fundamental investment approach that uses a strong technical and value overlay to make country selections.

                                 MONEY MARKETS

ASSETS UNDER MANAGEMENT:  $36.0 billion.
TEAM LEADER:  Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.
PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS

     The Board of Directors/Trustees of the Fund, or the Duly Appointed Officer-In-Charge of each of the Fund, Manager, Subadviser and the Distributor, has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940, (the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager, Subadviser and Distributor and as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all access persons of the Manager, Subadviser and Distributor preclear any personal securities investments (with limited exceptions, such as unit investment trusts). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all investment personnel of the Manager, Subadviser and Distributor include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no access person may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the access person is being considered for purchase or sale, by any fund advised by the Subadviser. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of a Fund within 7 days of trading by the Fund in the same (or equivalent) security. The Codes are on public file with, and are available from, the Commission.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, B and C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement. None of the Class Z distribution expenses are reimbursed or paid for by the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%, The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares.

     For the fiscal year ended December 31, 1999, the Distributor received payments of approximately $4,365,306 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1999, the Distributor also received approximately $947,100 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to
 .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge. The Distributor has contractually limited its distribution-related fees payable with respect to the Class C shares.

     CLASS B PLAN. For the fiscal year ended December 31, 1999, the Distributor received $16,356,784 from the Fund under the Class B Plan and spent approximately $778,683 in distributing the Fund's Class B shares. It is estimated that of the amount spent, approximately 0.1% ($536) was spent on printing and mailing of prospectuses to other than current shareholders; 10.2%, ($79,057), was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 148.5%, ($1,156,652), on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (47.2%, or $367,543) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (101.3%, or $789,109). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 1999, the Distributor received approximately $3,831,100 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 1999, the Distributor received $715,823 under the Class C Plan and spent approximately $51,761 in distributing Class C shares. It is estimated that of the amount spent, approximately 0%, ($18) was spent on printing and mailing of prospectuses to other than current shareholders; 3.9% ($98) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 111.4% ($57,651) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (31.9% or $133,503) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (63.6% or $266,413).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the year ended December 31, 1999, the Distributor received approximately $60,000 in contingent deferred sales charges and $386,200 in initial sales charges with respect to sales of Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

                                     * * *

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830 serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a Monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage stationary, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                         YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, the Distributor, the Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Fund's service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Fund and its Board have instructed the Fund's principal service providers to monitor and report year 2000 problems.

     Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers, other than Prudential Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the Commission. The Fund may not participate in any transaction where Prudential Securities (or any affiliate) is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the Commission. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its investment objective. However, the Fund may be at a disadvantage because of these limitations in comparison to other funds not subject to such limitations.

     Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for a Fund, the commissions, fees and other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliate by applicable law.

     The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1997, 1998, and 1999.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares consist of Class A common stock, 750 million shares consist of Class B common stock, 750 million shares consist of Class C common stock and 750 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class. (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences privileges, limitations and voting and dividend rights as the Board may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales charges and are offered exclusively for sale to a limited group of investors at NAV. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services -- Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account -- Exchange Privilege" below.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchases utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1999, the maximum offering price of the Fund's shares is as follows:

CLASS A
  Net asset value and redemption price per Class A share....    $7.38
                                                                -----
  Maximum sales charge (4% of offering price)...............      .31
                                                                -----
  Offering price to public..................................    $7.69
                                                                =====
CLASS B
  Net asset value, offering price and redemption price per
     Class B share*.........................................    $7.36
                                                                =====
CLASS C
  Net asset value and redemption price per Class C share*...    $7.36
                                                                -----
  Maximum sales charge (1% of offering price)...............    $ .07
                                                                -----
  Offering Price to Public..................................    $7.43
                                                                =====
CLASS Z
  Net asset value, offering price and redemption price per
     Class Z share..........................................    $7.39
                                                                =====

---------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE -- CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distributor or the Transfer Agent, by:

     - officers of the Prudential mutual funds (including the Fund)

     - employees of the Distributor, Prudential Securities. PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

     - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - members of the Board of Directors of Prudential

     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     - investors in Individual Retirement Accounts, provided the purchase is made in a direct rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs)

     - orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the individual's and spouse's Individual Retirement Account (IRA)

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

     An Investment Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     - Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer

Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the "Commission"), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption . See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchase prior to November 21, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account -- Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                           CONTINGENT DEFERRED SALES CHARGE
                                                              AS A PERCENTAGE OF DOLLARS
            YEAR SINCE PURCHASE PAYMENT MADE               INVESTED OR REDEMPTION PROCEEDS
            --------------------------------               --------------------------------
First....................................................                 5.0%
Second...................................................                 4.0%
Third....................................................                 3.0%
Fourth...................................................                 2.0%
Fifth....................................................                 1.0%
Sixth....................................................                 1.0%
Seventh..................................................                None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

                CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
                ------------------                                ----------------------
Death                                               A copy of the shareholder's death certificate or,
                                                    in the case of a trust, a copy of the grantor's
                                                    death certificate, plus a copy of the trust
                                                    agreement identifying the grantor.
Disability -- An individual will be considered      A copy of the Social Security Administration award
  disabled if he or she is unable to engage in any  letter or a letter from a physician on the
  substantial gainful activity by reason of any     physician's letterhead stating that the
  medically determinable physical or mental         shareholder (or, in the case of a trust, the
  impairment which can be expected to result in     grantor (a copy of the trust agreement identifying
  death or to be of long-continued and indefinite   the grantor will be required as well) is
  duration.                                         permanently disabled. The letter must also
                                                    indicate the date of disability.
Distribution from an IRA or 403(b) Custodial        A copy of the distribution form from the custodial
  Account                                           firm indicating (i) the date of birth of the
                                                    shareholder and (ii) that the shareholder is over
                                                    age 59 1/2 and is taking a normal
                                                    distribution-signed by the shareholder.
Distribution from Retirement Plan                   A letter signed by the plan administrator/trustee
                                                    indicating the reason for the distribution.
Excess Contributions                                A letter from the shareholder (for an IRA) or the
                                                    plan administrator/trustee on company letterhead
                                                    indicating the amount of the excess and whether or
                                                    not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000.

The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                        CONTINGENT DEFERRED SALES CHARGE
                      AS A PERCENTAGE OF DOLLARS INVESTED
                             OR REDEMPTION PROCEEDS

YEAR SINCE PURCHASE
PAYMENT MADE                                                 $500,000 TO $1 MILLION    OVER $1 MILLION
-------------------                                          ----------------------    ---------------
  First....................................................           3.0%                   2.0%
  Second...................................................           2.0%                   1.0%
  Third....................................................           1.0%                     0%
  Fourth and thereafter....................................             0%                     0%

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your entitlement.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Structured Maturity Fund, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc.
        Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     Additional details about the Exchange Privilege for each of the Prudential mutual funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty
(60) days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program. Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Exchange Your Shares -- Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                          $100,000    $150,000    $200,000    $250,000
--------------------                                          --------    --------    --------    --------
25 years....................................................   $  110      $  165      $  220      $  275
20 years....................................................      176         264         352         440
15 years....................................................      296         444         592         740
10 years....................................................      555         833       1,110       1,388
5 years.....................................................    1,371       2,057       2,742       3,428

---------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

     The Transfer Agent, the Distributor or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (I) the purchase of Class A and Class C shares and (2) the redemption of Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including 401(k) plans, self-directed Individual Retirement Accounts and tax sheltered accounts under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding establishment, administration and custodial fees, as well as other plan details, are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                                 PERSONAL
MADE OVER                                                     SAVINGS       IRA
-------------                                                 --------    --------
  10 years..................................................  $ 26,165    $ 31,291
  15 years..................................................    44,675      58,649
  20 years..................................................    68,109      98,846
  25 years..................................................    97,780     157,909
  30 years..................................................   135,346     244,692

---------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's share value -- known as the net asset value per share or NAV -- is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S.

Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 p.m., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividends may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.

     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1999 of approximately $442,409,300, of which $110,441,500 expires in 2000,
$162,249,600 expires in 2003 and $169,718,100 expires in 2007. Approximately $77,895,200 of the Fund's capital loss carryforward expired as of December 31, 1999. In addition, the Fund will elect to treat net capital losses of approximately $28,323,000 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution or distribution out of short-term capital gains is expected to be paid to shareholders until net capital gains have been realized in excess of the aggregate of such amounts. Distributions, if any, will be paid in additional Fund shares based on the NAV unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

     The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

     Qualification as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

     The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount and market discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

     Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.

     Certain financial futures contracts held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

     Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss would be capital gain or loss, the character of which would depend on the holding period of the put. If a put expires unexercised, the Fund would realize capital loss, the character of which would depend on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities. In certain cases, a put may affect the holding period of the underlying security.

     If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A will be lower than the per share dividends on Class Z as a result of the distribution related fees applicable to Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

     Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, or distributions made before the losses were realized will be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions from the Fund and gains on sale or exchange of Fund shares may be subject to state and local taxation. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate).

     The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund and sales on Fund shares may differ from federal tax treatment. Distributions to, and sales of Fund shares by, shareholders may be subject to additional state and local taxes.

     Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the NAV per share on the last day of this period.

     Yield is calculated according to the following formula:

                               a-b   6
                    YIELD = 2[(---+1) -1]
                               cd

Where: a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

     The yield for the 30-day period ended December 31, 1999 for the Fund's Class A, Class B, Class C and Class Z shares was 9.91%, 9.62%, 9.73% and 10.56%, respectively.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

     AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary -- Evaluating Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

 ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all dividends and distributions, takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total return with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1999 was (0.76)%, 8.27% and 9.26%, respectively.

The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1999 was (2.14)%, 8.39% and 9.04%, respectively. The average annual total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended December 31, 1999 was 0.83%, 8.31% and 7.49%, respectively. The average annual total return for Class Z shares for the one year and since inception (March 1, 1996) periods ended December 31, 1999 was 3.79% and 6.55%, respectively.

     AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary -- Evaluating Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where: P   = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The aggregate total return with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1999 was 3.38%, 54.98% and 151.17%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1999 was 2.86%, 50.57% and 137.50%, respectively. The aggregate total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended December 31, 1999 was 2.86%, 50.57% and 49.39%, respectively. The aggregate total return for the Class Z shares for the one year and since inception (March 1, 1996) periods ended December 31, 1999 were 3.79% and 27.53%.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund interest holders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)
[BAR GRAPH]

                           PERFORMANCE
                           COMPARISON OF DIFFERENT
                           TYPES OF INVESTMENTS
                           OVER THE LONG TERM
                           (12/31/1925 - 12/31/1999)

COMMON STOCKS                                                      LONG TERM GOV'T. BONDS                   INFLATION
-------------                                                      ----------------------                   ---------
11.4%                                                                       5.1%                               3.1%

---------------

(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
CORPORATE BONDS--90.3%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.2%
BE Aerospace, Inc.,
   Sr. Sub. Notes                                            B1            8.00%      3/01/08    $     2,500       $    2,156,250
   Sr. Sub. Notes                                            B1            9.50      11/01/08          3,500            3,272,500
Compass Aerospace Corp., Sr. Sub. Notes                      B3           10.125      4/15/05          3,250            1,787,500
                                                                                                                   --------------
                                                                                                                        7,216,250
------------------------------------------------------------------------------------------------------------------------------
Automotive Parts--2.8%
Foamex JPS Automotive LLC., Sr. Notes                        B1           11.125      6/15/01         18,405           18,312,975
Hayes Wheels Int'l., Inc.,
   Sr. Sub. Notes                                            B2           11.00       7/15/06         32,000           33,440,000
   Sr. Sub. Notes                                            B2            9.125      7/15/07          3,000            2,902,500
   Sr. Sub. Notes                                            B3            9.125      7/15/07          1,875            1,804,687
Lear Corp.,
   Sr. Notes                                                 Ba1           7.96       5/15/05          4,900            4,753,000
   Sr. Notes                                                 Ba1           8.11       5/15/09         12,350           11,856,000
Paragon Corporate Holdings, Inc., Sr. Notes                  B3            9.625      4/01/08          7,500            2,250,000
Standyne Automotive Corp., Sr. Sub. Notes                    B(a)         10.25      12/15/07         10,550            8,545,500
Tenneco Automotive, Inc., Sr. Sub. Notes                     B2           11.625     10/15/09          9,860           10,007,900
Venture Holdings, Sr. Notes                                  B2            9.50       7/01/05         15,150           13,786,500
                                                                                                                   --------------
                                                                                                                      107,659,062
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media--4.7%
American Lawyer Media, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/15/02)             CCC+(a)      12.25      12/15/08         10,500            7,271,250
   Sr. Sub. Notes                                            B1            9.75      12/15/07          3,700            3,598,250
AMSC Acquisition, Inc., Sr. Notes                            NR           12.25       4/01/08         10,000            8,200,000
Capstar Radio Broadcasting,
   Sr. Disc. Notes, Zero Coupon (until 2/1/02)               B2           12.75       2/01/09         16,675           14,903,281
   Sr. Sub. Notes                                            B2            9.25       7/01/07         12,000           12,210,000
Chancellor Media Corp., Sr. Sub. Notes                       B1            9.00      10/01/08          4,275            4,446,000
Garden State Newspapers, Inc., Sr. Sub. Notes                B1            8.75      10/01/09            600              558,000
Globo Communicacoes, Sr. Notes (Brazil)                      B2           10.50      12/20/06          6,000(i)         4,980,000
Grupo Televisa S.A., Sr. Disc. Notes (Mexico),
   Zero Coupon (until 5/15/01)                               Ba2          13.25       5/15/08          4,705(g)(i)      4,293,313
Lamar Advertising Co., Sr. Sub. Notes                        B1            9.625     12/01/06          8,500(g)         8,733,750
Liberty Group Publishing, Inc.,
   Sr. Disc. Deb., Zero Coupon (until 2/1/03)                CCC+(a)      11.625      2/01/09          5,625            2,812,500
   Sr. Sub. Notes                                            CCC+(a)       9.375      2/01/08          6,550            5,829,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   B3          10.00        3/01/08    $    17,400(g)    $   11,745,000
Mail-Well Corp., Sr. Sub. Notes                              B1            8.75%     12/15/08          8,000            7,600,000
Paxson Communications Corp., Sr. Sub. Notes                  B3           11.625     10/01/02          5,295            5,467,087
Production Resource LLC., Sr. Sub. Notes                     B-(a)        11.50       1/15/08         15,000           13,350,000
SFX Broadcasting, Inc., Sr. Sub. Notes                       B3            9.125      2/01/08         19,000           17,907,500
Spectrasite Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/04)                               NR           11.25       4/15/09          5,500            2,915,000
Sun Media Corp., Sr. Sub. Notes (Canada)                     B2            9.50       5/15/07          9,522(i)         9,450,585
Transwestern Publishing Co., Sr. Sub. Notes                  B2            9.625     11/15/07          5,250            5,223,750
World Color Press, Inc.,
   Sr. Sub. Notes                                            Baa3          8.375     11/15/08          4,750            4,643,125
   Sr. Sub. Notes                                            Baa3          7.75       2/15/09         13,500           12,892,500
Young America Corp., Sr. Sub. Notes                          B3           11.625      2/15/06          9,400            7,050,000
                                                                                                                   --------------
                                                                                                                      176,080,391
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--2.7%
Ainsworth Lumber Ltd., Sr. Notes                             B3           12.50       7/15/07         15,500           17,127,500
American Builders, Sr. Sub. Notes                            B3           10.625      5/15/07          5,000            4,600,000
Building Materials Corp., Sr. Notes                          Ba3           8.00      12/01/08          1,750            1,579,375
Congoleum Corp., Sr. Notes                                   B1            8.625      8/01/08          6,000            5,280,000
D.R. Horton, Inc., Sr. Notes                                 Ba1           8.375      6/15/04          5,420            5,230,300
Del Webb Corp., Sr. Sub. Deb.                                B2            9.375      5/01/09          6,950            6,359,250
Falcon Holdings Group, L.P.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)              B2            9.285      4/15/10         13,500           10,125,000
   Sr. Notes                                                 B2            8.375      4/15/10          5,000            5,050,000
Kaufman & Broad Home Corp., Sr. Sub. Notes                   Ba3           9.625     11/15/06         27,750           28,443,750
Kevco, Inc., Sr. Sub. Notes                                  B3           10.375     12/01/07         11,000            2,970,000
Nortek, Inc.,
   Sr. Notes                                                 B1            9.25       3/15/07         11,405           11,119,875
   Sr. Notes                                                 B1            9.125      9/01/07            500              485,000
Standard Pacific Corp., Sr. Sub. Notes                       Ba2           8.50       4/01/09          4,000            3,740,000
                                                                                                                   --------------
                                                                                                                      102,110,050
------------------------------------------------------------------------------------------------------------------------------
Cable--6.8%
Adelphia Communications Corp.,
   Sr. Notes                                                 B1            8.125      7/15/03          3,120            2,979,600
   Sr. Notes                                                 B+(a)         9.50       2/15/04            342              345,221
   Sr. Notes                                                 B1           10.50       7/15/04         11,300           11,780,250
Avalon Cable Holdings LLC., Sr. Disc. Notes,
   Zero Coupon (until 12/1/03)                               B2           11.875     12/01/08          8,000            5,220,000
Century Communications Corp. Sr. Notes,                      B1          Zero         3/15/03          2,000            1,425,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Charter Communications Holdings LLC.,
   Sr. Disc. Notes, Zero Coupon (until 4/1/04)               B2           9.92 %      4/01/11    $    10,755       $    6,399,225
   Sr. Notes                                                 B2           8.625       4/01/09         15,750(g)        14,686,875
Classic Cable, Inc., Sr. Sub. Notes                          B3           9.375       8/01/09          6,150            5,934,750
Coaxial Communications, Inc., Sr. Notes                      B3          10.00        8/15/06          5,750            5,635,000
Comcast UK Cable Corp., Sr. Disc. Deb., Zero Coupon
   (until 11/15/00)                                          B2          11.20       11/15/07         17,000           16,150,000
Diamond Cable Co., (United Kingdom)
   Sr. Disc. Notes                                           B3          13.25        9/30/04         10,010(i)        10,748,238
   Sr. Disc. Notes, Zero Coupon (until 12/15/00)             B3          11.75       12/15/05          9,275(i)         8,764,875
International Cabletel, Inc.,
   Sr. Def'd. Coupon Notes, Ser. B, Zero Coupon (until
      2/1/01)                                                B3          11.50        2/01/06          2,900            2,610,000
   Sr. Disc. Notes, Zero Coupon (until 4/15/00)              B3          12.75        4/15/05         19,450           19,450,000
Mediacom LLC./Capital Corp., Sr. Notes                       B2           7.875       2/15/11         11,250            9,900,000
Multicanal S.A., Notes (Argentina)                           B1          13.125       4/15/09          5,750(g)(i)      5,663,750
NTL, Inc.,
   Sr. Notes Zero Coupon (until 10/1/03)                     B3          12.375      10/01/08          5,750            4,053,750
   Sr. Notes, Zero Coupon (until 4/1/03)                     B3           9.75        4/01/08         25,500           17,595,000
Rogers Cablesystems, Inc., (Canada) Sr. Sec'd. Notes         Ba3         10.00        3/15/05         13,750(i)        14,712,500
Rogers Cantel, Inc., (Canada) Sr. Sub. Notes                 B2           8.80       10/01/07          4,750(i)         4,750,000
Telewest Plc, Sr. Disc. Deb., (United Kingdom)
   Zero Coupon (until 10/1/00)                               B1          11.00       10/01/07          5,900(i)         5,501,750
TVN Entertainment Corp., Sr. Notes                           NR          14.00        8/01/08         15,000            5,250,000
United Int'l. Holdings, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)                                           B3          10.75        2/15/08         56,500(g)        36,160,000
United Pan-Europe Communications, Inc.,
   Sr. Disc. Notes                                           B2           Zero        8/01/09         21,585           12,195,525
   Sr. Notes                                                 B2          10.875       8/01/09         26,390           26,785,850
                                                                                                                   --------------
                                                                                                                      254,697,159
------------------------------------------------------------------------------------------------------------------------------
Capital Goods--1.9%
Allied Waste North America, Inc.,
   Sr. Notes                                                 Ba3           7.625      1/01/06          9,000            8,100,000
   Sr. Notes                                                 Ba3           7.875      1/01/09         25,500           22,440,000
   Sr. Sub. Notes                                            B2           10.00       8/01/09         41,200           36,668,000
Continental Global Group, Inc., Sr. Notes                    B2           11.00       4/01/07         10,000            4,900,000
                                                                                                                   --------------
                                                                                                                       72,108,000
------------------------------------------------------------------------------------------------------------------------------
Casinos--2.4%
Aladdin Gaming, Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   CCC-(a)      13.50       3/01/10         14,000            5,600,000
Alliance Gaming Corp., Sr. Sub. Notes                        B3           10.00       8/01/07          2,075            1,156,813

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Casinos (cont'd.)
Aztar Corp., Sr. Sub. Notes                                  B1           8.875%      5/15/07    $     5,950(g)    $    5,712,000
Casino Magic Corp., First Mtge. Notes                        B1          13.00        8/15/03          3,500            3,850,000
Circus Circus Enterprises, Inc.,
   Sr. Sub. Deb.                                             Ba2          7.625       7/15/13          2,850            2,440,312
   Sr. Sub. Deb.                                             Baa3         6.70       11/15/96          3,580            3,341,250
Coast Hotels & Casinos, Inc., Sr. Sub. Notes                 B3           9.50        4/01/09          5,155            4,948,800
Fitzgeralds Gaming Corp., Sr. Notes, (cost $13,838,440;
   purchased 12/22/97)                                       B3          12.25       12/15/04         14,000(b)(e)      7,700,000
Harrahs Operating, Inc., Gtd. Sr. Sub. Notes                 Ba2          7.875      12/15/05         12,250(g)        11,943,750
Horseshoe Gaming LLC.,
   Sr. Sub. Notes                                            B3           9.375       6/15/07          7,100            7,064,500
   Sr. Sub. Notes                                            B2           8.625       5/15/09         13,450           12,945,625
Isle Capri Casinos, Inc., Sr. Sub. Notes                     B3           8.75        4/15/09          3,915            3,611,587
Mohegan Tribal Gaming Auth.,
   Sr. Notes                                                 Ba2          8.125       1/01/06          4,000            3,880,000
   Sr. Sub. Notes                                            Ba3          8.75        1/01/09          5,125(g)         5,048,125
Station Casinos, Inc., Sr. Sub. Notes                        B2          10.125       3/15/06          2,800            2,856,000
Trump Atlantic City Assocs.,
   First Mtge. Notes                                         B2          11.25        5/01/06          6,195            5,017,950
   First Mtge. Notes                                         B2          11.25        5/01/06          5,000            3,750,000
                                                                                                                   --------------
                                                                                                                       90,866,712
------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.9%
Georgia Gulf Corp., Sr. Sub. Notes                           B1          10.375      11/01/07          2,000            2,087,500
Huntsman ICI Chemicals LLC.,
   Sr. Sub. Notes                                            B2           9.50        7/01/07         14,500           13,847,500
   Sr. Sub. Notes                                            B2          10.125       7/01/09         17,125(g)        17,553,125
Lyondell Chemical Co.,
   Sr. Sec'd Notes                                           Ba3          9.625       5/01/07          5,750            5,879,375
   Sr. Sec'd Notes                                           Ba3          9.875       5/01/07         23,995(g)        24,474,900
   Sr. Sub. Notes                                            B2          10.875       5/01/09          3,750            3,881,250
Polymer Group, Inc., Sr. Sub. Notes                          B2           8.75        3/01/08         13,000           12,480,000
Sterling Chemical Holdings, Inc., Sr. Sub. Notes             B3          11.75        8/15/06          6,380            4,785,000
Sterling Chemicals, Inc., Sr. Sec'd Notes                    B3          12.375       7/15/06          5,180            5,335,400
ZSC Specialty Chemical Plc, Sr. Notes                        B2          11.00        7/01/09         17,335           17,941,725
                                                                                                                   --------------
                                                                                                                      108,265,775
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--2.8%
Borden, Inc., Notes                                          Ba1           9.20       3/15/21         13,500           12,140,010
Consumers Int'l., Inc., Sr. Sec'd. Notes                     Ba3          10.25       4/01/05         16,375           13,100,000
Corning Consumer Prod. Co., Sr. Sub. Notes                   B3            9.625      5/01/08         16,000           12,560,000
Desa Int'l., Inc., Sr. Sub. Notes                            B3            9.875     12/15/07         11,500            8,395,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Consumer Products (cont'd.)
Holmes Prod. Corp., Sr. Sub. Notes                           B3           9.875%     11/15/07    $     8,000       $    5,800,000
Intersil Corp., Sr. Sub. Notes                               B3          13.25        8/15/09          4,475            4,877,750
Pierce Leahy Command Co., Sr. Notes                          B3           8.125       5/15/08          4,250            3,888,750
Revlon Consumer Prod. Corp., Sr. Notes                       B2           9.00       11/01/06         14,150           10,754,000
Sealy Mattress Co., Sr. Sub. Disc. Notes,
   Zero Coupon (until 12/15/02)                              NR          10.875      12/15/07          2,135            1,494,500
Verio, Inc.,
   Sr. Notes                                                 B3          11.25       12/01/08          1,125            1,181,250
   Sr. Notes                                                 B3          10.625      11/15/09         13,140           13,468,500
Waste Systems Int'l., Inc., Sr. Notes                        Caa         11.50        1/15/06         11,000           10,656,250
Windmere Durable Holdings, Inc., Sr. Notes                   B3          10.00        7/31/08          7,000(g)         6,825,000
                                                                                                                   --------------
                                                                                                                      105,141,010
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--5.4%
Abbey Healthcare Group, Inc., Sr. Sub. Notes                 B3           9.50       11/01/02          8,000            7,840,000
Biovail Corp. Int'l., Sr. Notes                              B2          10.875      11/15/05          3,405            3,575,250
Columbia/HCA Healthcare Corp.,
   Deb.                                                      Ba2          7.50       11/15/95          3,630            3,012,900
   Deb.                                                      Ba2          7.05       12/01/27          9,160            6,824,200
   Notes                                                     Ba2          7.69        6/15/25          6,140            5,034,800
   Notes                                                     Ba2          7.75        7/15/36          5,350            4,199,750
Concentra Operating Corp., Sr. Sub. Notes                    B3          13.00        8/15/09         14,000(g)        12,740,000
Dade Int'l., Inc., Sr. Sub. Notes                            B2          11.125       5/01/06         27,950           27,391,000
Fresenius Med. Care Capital Trust, Gtd. Notes                NR           9.00       12/01/06         37,365           36,617,700
Genesis Health Ventures, Inc., Sr. Sub. Notes                B2           9.875       1/15/09            500              210,000
Harborside Healthcare Corp., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/03)                                B3          11.00        8/01/08         11,750            3,760,000
Healthsouth Corp., Sr. Notes                                 Baa3         6.875       6/15/05          9,265            8,021,637
Iasis Healthcare Corp., Sr. Sub. Notes                       B3          13.00       10/15/09          8,810            9,074,300
ICN Pharmaceuticals, Inc.,
   Sr. Notes                                                 Ba3          8.75       11/15/08         13,000           12,415,000
   Sr. Notes                                                 Ba3          8.75       11/15/08          4,700            4,488,500
Integrated Health Svcs., Inc., Sr. Sub. Notes                C           10.25        4/30/06         11,350(e)           936,375
Lifepoint Hospitals Holdings, Inc.,
   Sr. Sub. Notes                                            B3          10.75        5/15/09          3,135            3,260,400
   Sr. Sub. Notes                                            B3          10.75        5/15/09          5,720(g)         5,948,800
Magellan Health Svcs, Inc., Sr. Sub. Notes                   B3           9.00        2/15/08         34,000           27,540,000
Mariner Post Acute Network, Inc.,
   Sr. Sub. Disc. Notes, Zero Coupon (until 11/1/02)         C           10.50       11/01/07         14,240(e)            71,200
   Sr. Sub. Notes                                            C            9.50       11/01/07          3,000(e)            15,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care (cont'd.)
Meditrust, Notes                                             Ba2           7.82%      9/10/26    $     1,675       $    1,423,750
Triad Hospitals Holdings, Inc., Sr. Sub. Notes               B3           11.00       5/15/09         17,260(g)        17,950,400
                                                                                                                   --------------
                                                                                                                      202,350,962
------------------------------------------------------------------------------------------------------------------------------
Energy--9.6%
AES Corp.,
   Sr. Notes                                                 Ba1           9.50       6/01/09         40,075           40,876,500
   Sr. Sub. Notes                                            Ba3          10.25       7/15/06         28,000(g)        28,420,000
Anker Coal Group, Inc., Sr. Sec'd. Notes, PIK                NR           14.25       9/01/07          8,600(b)         6,278,000
Applied Power, Inc., Sr. Sub. Notes                          B1            8.75       4/01/09          6,750            6,598,125
Benton Oil & Gas Co., Sr. Notes                              B3           11.625      5/01/03          9,500            6,650,000
Calpine Corp., Sr. Notes                                     Ba1           7.75       4/15/09          5,000            4,665,000
Chesapeake Energy Corp., Sr. Notes                           B3            9.625      5/01/05         15,285(g)        14,444,325
Cliffs Drilling Co., Sr. Notes                               Ba2          10.25       5/15/03         12,800           13,164,000
CMS Energy Corp.,
   Sr. Notes                                                 Ba3           8.375      7/01/03          5,000(g)         4,896,000
   Sr. Notes                                                 Ba3           7.50       1/15/09          5,550            5,106,000
DI Industies, Inc., Sr. Notes                                B1            8.875      7/01/07         12,925           11,955,625
Eott Energy Partners, Sr. Notes                              Ba2          11.00      10/01/09          4,420            4,596,800
Gothic Prod. Corp., Sr. Sec'd Notes                          B3           11.125      5/01/05          3,900            3,276,000
Gulf Canada Resources Ltd.,
   Sr. Notes                                                 Ba1           8.35       8/01/06          1,100            1,082,125
   Sr. Sub. Deb.                                             Ba2           9.625      7/01/05          3,900            3,997,500
Houston Expl. Co., Sr. Sub. Notes                            B2            8.625      1/01/08          7,000            6,720,000
Key Energy Group, Inc., Sr. Sub. Notes                       NR            5.00       9/15/04          4,000            2,820,000
Leviathan Gas Pipeline/Finance Corp., Sr. Sub. Notes         Ba2          10.375      6/01/09          4,400            4,576,000
Nuevo Energy Co.,
   Sr. Sub. Notes                                            B1            9.50       4/15/06             23               23,000
   Sr. Sub. Notes                                            B1            9.50       6/01/08            752              752,000
P & L Coal Holdings Corp.,
   Sr. Notes                                                 Ba3           8.875      5/15/08         19,415           18,978,162
   Sr. Sub. Notes                                            B2            9.625      5/15/08          6,500            6,321,250
Parker Drilling Co., Sr. Notes                               B1            9.75      11/15/06         15,550           15,044,625
Plains Resources, Inc., Sr. Sub. Notes                       B2           10.25       3/15/06         10,165            9,910,875
Pogo Producing Co., Sr. Sub. Notes                           B2            8.75       5/15/07         15,600           15,015,000
R & B Falcon Corp., Sr. Notes                                Ba3          12.25       3/15/06          7,290(b)         8,055,450
RBF Finance Co.,
   Sr. Sec'd Notes                                           Ba3          11.00       3/15/06         12,935(b)        13,969,800
   Sr. Sec'd Notes                                           Ba3          11.375      3/15/09         10,000(b)        10,750,000
Snyder Oil Corp., Sr. Sub. Notes                             Ba3           8.75       6/15/07         11,000           10,945,000
Swift Energy Co., Sr. Sub. Notes                             B2           10.25       8/01/09         10,430           10,508,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Energy (cont'd.)
Tesoro Petroleum Corp., Sr. Sub. Notes                       B1            9.00%      7/01/08    $    16,000       $   15,240,000
Universal Compression Holdings,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)              B2            9.875      2/15/08         22,850           14,167,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/04)              B3           11.375      2/15/09          7,300            3,942,000
Veritas DGC, Inc., Sr. Notes                                 Ba3           9.75      10/15/03          6,300            6,363,000
Vintage Petroleum, Inc.,
   Sr. Sub. Notes                                            B1            9.00      12/15/05         10,000(g)         9,975,000
   Sr. Sub. Notes                                            B1            8.625      2/01/09         14,185(g)        13,794,913
York Power Funding, Sr. Sec'd. Notes (Cayman Islands)        NR           12.00      10/30/07         10,000(g)(i)     10,300,000
                                                                                                                   --------------
                                                                                                                      364,177,300
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.5%
Americredit Corp.,
   Gtd. Sr. Sub. Notes                                       Ba1           9.25       2/01/04         14,450           14,450,000
   Sr. Notes                                                 Ba1           9.875      4/15/06          5,500            5,555,000
Amresco Mtg., Inc., Sr. Sub. Notes (cost $4,900,000
   purchased 2/24/98)                                        B2            9.875      3/15/05          4,275            2,821,500
Delta Financial Corp., Sr. Notes                             B3            9.50       8/01/04          7,320            4,758,000
Metris Cos., Inc., Sr. Notes                                 Ba3          10.125      7/15/06          9,750            9,262,500
Octagon Investment Participating Ltd., Sr. Sec'd Notes       NR            6.25      12/14/11          5,000            5,000,000
Sovereign Bancorp, Inc.,
   Notes                                                     Ba1           6.625      3/15/01          3,850            3,724,875
   Sr. Notes                                                 Ba3          10.50      11/15/06         10,000           10,200,000
                                                                                                                   --------------
                                                                                                                       55,771,875
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--3.4%
Advantica Restaurant Group, Inc., Sr. Notes                  B2           11.25       1/15/08         10,375            7,833,125
Agrilink Foods, Inc., Sr. Sub. Notes                         B3           11.875     11/01/08          5,325            5,378,250
Ameriking, Inc., Sr. Notes                                   B3           10.75      12/01/06          3,200            2,960,000
Ameriserve Food Dist., Inc.,
   Sr. Notes                                                 B2            8.875     10/15/06          8,210            4,515,500
   Sr. Sub. Notes                                            B2           10.125      7/15/07         17,260            5,868,400
Carrols Corp., Sr. Sub. Notes                                B2            9.50      12/01/08         14,910(g)        13,568,100
CKE Restaurants, Inc., Sr. Sub. Notes                        B2            9.125      5/01/09          8,500            6,460,000
Cott Corp., Sr. Notes                                        B1            8.50       5/01/07          5,000            4,650,000
Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon
   (until 12/15/02)                                          B-(a)        12.50      12/15/07            650              503,750
Dominos, Inc., Sr. Sub. Notes                                B3           10.375      1/15/09          2,620(g)         2,515,200
Fresh Foods, Inc., Sr. Sub. Notes                            B3           10.75       6/01/06          9,200(g)         8,671,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Food & Beverage (cont'd.)
Grupo Azucarero, S.A., Sr. Notes (Mexico)                    B3           11.50%      1/15/05    $     7,250(i)    $    2,972,500
Packaged Ice, Inc., Sr. Notes                                B3            9.75       2/01/05          9,640            8,820,600
Pilgrim's Pride Corp., Sr. Sub. Notes                        B1           10.875      8/01/03          1,460            1,470,950
PSF Holdings, LLC., Sr. Sec'd. Notes (cost $11,658,267;
   purchased 5/20/94 through 3/15/99)                        NR           11.00       9/17/03         12,299(b)        12,668,456
Purina Mills, Inc., Sr. Sub. Notes                           B2            9.00       3/15/10         19,500(b)         4,875,000
Sbarro, Inc., Sr. Notes                                      Ba3          11.00       9/15/09          6,530            6,758,550
SFC New Holdings, Inc., Sr. Notes                            NR           11.25       8/15/01          2,630            2,505,075
Stater Brothers Holdings, Inc., Sr. Notes                    B2           10.75       8/15/06         17,875           18,053,750
Vlasic Foods Int'l., Inc., Sr. Sub. Notes                    B2           10.25       7/01/09          8,080(g)         7,696,200
                                                                                                                   --------------
                                                                                                                      128,744,406
------------------------------------------------------------------------------------------------------------------------------
Industrials--1.5%
Anchor Lamina, Inc., Sr. Sub. Notes                          B3            9.875      2/01/08          9,800            7,840,000
Collins & Aikman Products Co.,
   Sr. Sub. Notes                                            B2           11.50       4/15/06          2,100            2,073,750
   Sr. Sub. Notes                                            B3           10.00       1/15/07          1,665            1,640,025
Eagle Picher Holdings, Inc., Sr. Sub. Notes                  B3            9.375      3/01/08         11,000(g)         9,790,000
Gentek, Inc., Sr. Sub. Notes                                 B2           11.00       8/01/09          9,050            9,412,000
Great Lakes Carbon Corp.,
   Sr. Disc. Deb., Zero Coupon (until 5/15/03)               B-(a)        13.125      5/15/09          5,680            3,010,400
   Sr. Sub. Notes                                            B3           10.25       5/15/08          5,000            4,750,000
Sun World Int'l., Inc., First Mtge.                          B2           11.25       4/15/04          1,440            1,468,800
Thermadyne Mfg.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/03)               CCC+(a)      12.50       6/01/08          2,000              910,000
   Sr. Sub. Notes                                            B3            9.875      6/01/08          9,000            7,560,000
Trench Electric S.A., Gtd. Sr. Sub. Notes (Netherlands)      B3           10.25      12/15/07         10,000(i)         7,400,000
                                                                                                                   --------------
                                                                                                                       55,854,975
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism--4.1%
Alliance Atlantis Commerce, Inc., Sr. Sub. Notes             B2           13.00      12/15/09          8,920            8,920,000
Ballys Total Fitness Holdings Corp., Sr. Sub. Notes,
   Ser. C                                                    B3            9.875     10/15/07         22,000           21,285,000
Extended Stay America, Inc., Sr. Sub. Notes                  B2            9.15       3/15/08         11,050            9,945,000
Felcor Suites L.P., Gtd. Sr. Notes                           Ba1           7.375     10/01/04         17,435           16,040,200
Hedstrom Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/02)               Caa          12.00       6/01/09          3,400               34,000
   Sr. Sub. Notes                                            B3           10.00       6/01/07          9,400              564,000
Hilton Hotels Corp., Sr. Notes                               Baa3          7.50      12/15/17          6,695(g)         5,589,789
HMH Properties, Inc., Sr. Notes                              Ba2           7.875      8/01/08         19,875           17,788,125
Hollywood Park, Inc., Gtd. Notes                             B2            9.25       2/15/07         18,800(g)        18,659,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism (cont'd.)
Imax Corp., Sr. Notes                                        Ba2          7.875%     12/01/05    $     5,250       $    4,935,000
Louisiana Quinta Inns, Inc.,
   Sr. Notes                                                 Ba1          7.25        3/15/04          6,900            5,520,690
   Sr. Notes                                                 Ba1          7.40        9/15/05          1,700            1,368,772
Premier Parks, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/1/03)               B3          10.00        4/01/08         12,250            8,391,250
   Sr. Notes                                                 B3           9.75        6/15/07          3,075            3,090,375
PX Escrow Corp., Sr. Sub. Disc. Notes, Zero Coupon
   (until 2/1/02)                                            B3           9.625       2/01/06         10,215            5,005,350
Six Flags Entertainment Corp., Gtd. Sr. Notes                B2           8.875       4/01/06          7,300            7,135,750
Town Sports Int'l., Inc., Sr. Notes                          B2           9.75       10/15/04         10,900           10,518,500
Vail Resorts, Inc., Sr. Sub. Notes                           B1           8.75        5/15/09          9,750            9,116,250
                                                                                                                   --------------
                                                                                                                      153,907,051
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--1.8%
Ball Corp., Sr. Sub. Notes                                   B1           8.25        8/01/08          1,500            1,440,000
Coinstar, Inc., Sr. Disc. Notes                              NR          13.00       10/01/06          5,050            5,201,500
Color Spot Nurseries, Sr. Sub. Notes                         CCC(a)      10.50       12/15/07          8,000            5,600,000
Iron Mountain, Inc., Sr. Sub. Notes                          B2           8.25        7/01/11          7,400            6,734,000
Kindercare Learning Center, Inc., Sr. Sub. Notes             B3           9.50        2/15/09         13,355           12,854,188
La. Petite Academy, Inc., Sr. Notes                          B3          10.00        5/15/08          6,500            4,777,500
United Rentals, Inc., Sr. Sub. Notes                         B1           8.80        8/15/08          7,330            6,835,225
United Stationer Supply Co., Sr. Sub. Notes                  B1          12.75        5/01/05          8,600            9,266,500
Viasystems, Inc., Sr. Sub. Notes                             B3           9.75        6/01/07         26,750           14,712,500
                                                                                                                   --------------
                                                                                                                       67,421,413
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--2.0%
Doman Industries Ltd.,
   Sr. Notes (Canada)                                        B1            8.75       3/15/04          9,395(i)         8,079,700
   Sr. Notes, Ser. B                                         B1            9.25      11/15/07          1,690            1,352,000
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/03)              B-(a)        10.75       1/15/09         15,925           10,988,250
   Sr. Sub. Notes                                            B3            8.75       1/15/08          7,150            6,864,000
Indah Kiat Fin Mauritius Ltd., Gtd. Sr. Notes
   (Indonesia)                                               B3           10.00       7/01/07         10,000(i)         7,300,000
Repap New Brunswick, Inc., Sr. Sec'd. Notes                  Caa          10.625      4/15/05          5,750(g)         5,347,500
Riverwood Int'l. Corp.,
   Sr. Notes                                                 B3           10.625      8/01/07          1,460            1,503,800
   Sr. Notes                                                 B3           10.25       4/01/06          4,000(g)         4,060,000
   Sr. Sub. Notes                                            Caa          10.875      4/01/08         11,460(g)        11,230,800
Stone Container Corp.,
   Sr. Notes                                                 B2           12.58       8/01/16            200              213,000
   Sr. Sub. Deb., Zero Coupon (until 3/9/00)                 B3           12.25       4/01/02          3,500            3,543,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (cont'd.)
Tekni Plex, Inc., Sr. Sub. Notes                             B3            9.25%      3/01/08    $    14,550       $   14,768,250
                                                                                                                   --------------
                                                                                                                       75,251,050
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.5%
CB Richards Ellis Svcs., Inc., Sr. Sub. Notes                Ba3           8.875      6/01/06          8,800            7,832,000
Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes      B-(a)         9.75       4/01/08         13,000           11,830,000
                                                                                                                   --------------
                                                                                                                       19,662,000
------------------------------------------------------------------------------------------------------------------------------
Retail--1.9%
Big 5 Corp., Sr. Notes                                       B2           10.875     11/15/07         14,900           14,676,500
Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/30/02)                                          NR           13.45      11/30/08         10,000            5,100,000
Burlington Industries, Inc.,
   Deb.                                                      Ba1           7.25       8/01/27          6,045            4,594,200
   Notes                                                     Ba1           7.25       9/15/05          5,250            4,200,000
Cluett American Corp., Sr. Sub. Notes                        B3           10.125      5/15/08          8,250            5,857,500
Franks Nursery & Crafts, Inc., Sr. Sub. Notes                B3           10.25       3/01/08         15,400           10,472,000
French Fragrances, Inc.,
   Sr. Notes, Ser. B                                         B2           10.375      5/15/07         15,030           14,579,100
   Sr. Notes, Ser. D                                         B2           10.375      5/15/07          3,550            3,443,500
Musicland Group, Inc., Sr. Sub. Notes                        B3            9.875      3/15/08            705              638,025
Phar-Mor, Inc., Sr. Notes                                    B3           11.72       9/11/02          2,211            2,100,450
Specialty Retailers, Inc., Sr. Notes                         B1            8.50       7/15/05          4,890            3,618,600
Steel Heddle Manufacturing Co., Sr. Sub. Notes               B3           10.625      6/01/08          4,500            1,800,000
                                                                                                                   --------------
                                                                                                                       71,079,875
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--3.2%
AK Steel Corp., Sr. Notes                                    Ba2           7.875      2/15/09          4,750(g)         4,488,750
Algoma Steel, Inc., First Mtge. Notes                        B1           12.375      7/15/05          1,085            1,017,188
California Steel Inds., Inc., Sr. Notes                      Ba3           8.50       4/01/09          3,400            3,238,500
Great Central Mines Ltd., Sr. Notes                          Ba2           8.875      4/01/08          5,010            4,621,725
International Wire Group, Inc., Sr. Sub. Notes               B3           11.75       6/01/05         18,500           19,101,250
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes             B3           12.75       2/01/03         12,650           12,650,000
LTV Corp., Sr. Notes                                         Ba3          11.75      11/15/09          9,345(g)         9,812,250
Lukens, Inc.,
   Sr. Notes                                                 Ba3           7.625      8/01/04          3,500            3,336,025
   Sr. Notes                                                 Ba3           6.50       2/01/06          5,000            4,350,000
National Steel Corp., Gtd. Sec'd. First Mtge.                Ba3           9.875      3/01/09          3,750(g)         3,825,000
Neenah Corp., Sr. Sub. Notes                                 B3           11.125      5/01/07          1,500            1,387,500
Owens Illinois, Inc., Sr. Deb.                               Ba1           7.50       5/15/10          1,955            1,718,875
Renco Steel Holdings, Inc., Sr. Sec'd. Notes                 B-(a)        10.875      2/01/05          7,450            6,481,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Steel & Metals (cont'd.)
RMI USA LLC, Sr. Notes                                       B1           10.00%      6/01/09    $     1,900       $    1,890,500
Russel Metals, Inc., Sr. Notes                               B1           10.00       6/01/09          2,850            2,835,750
Sheffield Steel Corp., First Mtge.                           B-(a)        11.50      12/01/05          6,650            5,652,500
Silgan Holdings, Inc., Sr. Sub. Deb.                         B1            9.00       6/01/09         12,000           11,520,000
Wheeling Pittsburgh Corp., Sr. Notes                         Aaa           9.25      11/15/07          9,400            8,883,000
WHX Corp., Sr. Notes                                         B3           10.50       4/15/05         14,750           14,455,000
                                                                                                                   --------------
                                                                                                                      121,265,313
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--1.1%
Pantry, Inc., Sr. Sub. Notes                                 B3           10.25      10/15/07         20,250           19,743,750
Pathmark Stores, Inc., Sr. Sub. Notes                        B3            9.625      5/01/03         14,565(g)        10,632,450
Southland Corp., Sr. Sub. Deb.                               Ba3           5.00      12/15/03         15,000           12,900,000
                                                                                                                   --------------
                                                                                                                       43,276,200
------------------------------------------------------------------------------------------------------------------------------
Technology--1.4%
Details Holding Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/02)                                          NR           12.50      11/15/07         10,185            5,296,200
Details, Inc., Sr. Sub. Notes                                B3           10.00      11/15/05          6,625            6,095,000
DII Group, Inc., Sr. Sub. Notes                              B1            8.50       9/15/07         11,500           11,442,500
MCMS, Inc., Sr. Sub. Notes                                   B3            9.75       3/01/08         14,000            7,420,000
Metromedia Fiber Network, Inc., Sr. Notes                    B2           10.00      12/15/09         15,805(g)        16,160,613
Pioneer-Standard Electronics, Inc., Sr. Notes                Baa3          8.50       8/01/06          6,000            5,702,460
                                                                                                                   --------------
                                                                                                                       52,116,773
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--22.8%
21st Century Telecom Group, Inc., Sr. Disc. Notes, Zero
   Coupon (until 2/15/03)                                    NR           12.25       2/15/08         11,500            7,705,000
Allegiance Telecom, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)              B(a)         11.75       2/15/08         14,275           10,206,625
   Sr. Notes                                                 B(a)         12.875      5/15/08          9,500           10,640,000
Arch Escrow Corp., Sr. Notes                                 B3           13.75       4/15/08          8,000            6,480,000
Barak ITC Int'l. Telecom, Sr. Disc. Notes (Israel) Zero
   Coupon
   (until 11/15/02)                                          B3           12.50      11/15/07         36,500(i)        19,710,000
Bestel S.A. De CV, Sr. Disc. Notes (Mexico) Zero Coupon
   (until 5/15/01)                                           NR           12.75       5/15/05         11,000(i)         6,930,000
Birch Telecom, Inc., Sr. Notes                               NR           14.00       6/15/08          5,000            5,050,000
Call-Net Enterprises, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 8/15/03)                                           B2            8.94       8/15/08          2,800            1,372,000
Caprock Communications Corp., Sr. Notes                      B3           12.00       7/15/08          5,000            5,175,000
Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
   Coupon (until 10/1/02) (cost $14,757,683; purchased
   9/24/97 and 10/13/97)                                     NR           14.00      10/01/07         13,069(b)         1,437,590

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Cencall Communications Corp., Sr. Disc. Notes                B2          10.125%      1/15/04    $       500       $      517,500
Clearnet Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/1/04)                                B3          10.125       5/01/09          3,105(g)         1,886,288
Comunicacion Cellular, S.A., Sr. Def'd. Bonds
   (Columbia),
   Zero Coupon (until 9/29/00)                               B3          14.125       3/01/05         34,750(i)        17,375,000
Dialog Corp., Sr. Sub. Notes (United Kingdom)                B3          11.00       11/15/07         13,500(i)         6,480,000
DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   NR          12.50        3/01/08          7,250            2,610,000
Exodus Communications, Inc., Sr. Notes                       B-(a)       10.75       12/15/09          8,675(g)         8,805,125
Firstworld Communications, Inc., Sr. Notes, Zero Coupon
   (until 4/1/03)                                            NR          13.00        4/15/08         12,400            8,308,000
Global Crossing Holdings Ltd.,
   Sr. Notes                                                 Ba2          9.125      11/15/06          8,925            8,824,594
   Sr. Notes                                                 Ba2          9.50       11/15/09         16,535           16,348,981
   Gtd. Notes                                                Ba2          9.625       5/15/08          1,820            1,815,450
Global Telesystems, Sr. Notes                                NR          10.50       12/01/06         25,000           25,375,000
Globix Corp., Sr. Notes                                      NR          13.00        5/01/05          8,500            8,585,000
Grupo Iusacell S.A. De CV, Sr. Notes (Mexico)                B2          10.00        7/15/04          4,000(i)         3,800,000
GST Equipment, Inc., Sr. Sec'd. Notes                        NR          13.25        5/01/07         10,000            9,800,000
GST Telecommunications, Inc.,
   Conv. Sr. Disc. Notes, Zero Coupon (until 12/15/00)       NR          13.875      12/15/05          2,262            2,601,300
   Sr. Sub. Notes                                            NR          12.75       11/15/07          6,000            5,760,000
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                                 NR          13.875      12/15/05         17,096           12,608,300
Hyperion Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/01)              B3          13.00        4/15/03          8,525(b)(g)      7,587,250
   Sr. Sec. Notes                                            B3          12.25        9/01/04          2,300(g)         2,461,000
ICG Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/00)              B-(a)       13.50        9/15/05          1,100              951,500
   Sr. Disc. Notes, Zero Coupon (until 3/15/02)              B-(a)       11.625       3/15/07          5,000            3,262,500
Impsat Corp.,
   Sr. Notes                                                 B1          12.125       7/15/03         12,870           12,097,800
   Sr. Notes                                                 B(a)        12.375       6/15/08         12,000           10,800,000
Intermedia Communications of Florida,
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)              B2          12.50        5/15/06         22,500           19,687,500
   Sr. Disc. Notes, Zero Coupon (until 7/15/02)              B2          11.25        7/15/07         17,750(e)        13,046,250
International Wireless Communications, Inc., Sr. Disc.
   Notes,
   (cost $5,300,862; purchased 8/9/96 and 9/13/96)           NR           Zero        8/15/01          8,000(b)(d)        480,000
IPC Information Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/01)                               B3          10.87        5/01/08         16,000           12,000,000
Jordan Telecommunication Prod., Sr. Sub. Notes               B3           9.875       8/01/07         10,750           11,610,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/03)              B3          10.50       12/01/08          8,285(g)         4,991,712
   Sr. Notes                                                 B3           9.125       5/01/08         17,125(g)        16,183,125

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Long Distance Int'l, Inc., Sr. Notes                         NR           12.25%      4/15/08    $     6,500(b)(e) $    2,925,000
Mastec, Inc., Sr. Sub. Notes                                 Ba3           7.75       2/01/08         19,500           18,330,000
McLeodUSA, Inc.,
   Sr. Notes                                                 B1            9.25       7/15/07          9,500            9,523,750
   Sr. Notes                                                 B1            8.125      2/15/09          6,495            6,040,350
Microcell Telecommunications, Sr. Disc. Notes,
   Zero Coupon (until 6/1/04)                                B3           12.00       6/01/09          6,250            4,015,625
Netia Holdings BV, (Poland)
   Gtd. Sr. Disc. Notes, Zero Coupon (until 11/1/01)         B3           11.25      11/01/07         12,500(i)         7,812,500
   Gtd. Sr. Notes                                            B3           10.25      11/01/07         10,150(i)         8,526,000
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/02)              B1           10.65       9/15/07          3,365(g)         2,515,337
   Sr. Notes                                                 B1            9.375     11/15/09         95,810(g)        94,133,325
Nextel Partners, Inc., Sr. Disc. Notes                       B3          Zero         2/01/09         18,000           11,790,000
Nextlink Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/04)              B2           12.125     12/01/09         17,965           10,464,612
   Sr. Notes                                                 B(a)         10.75      11/15/08         10,000           10,300,000
   Sr. Notes                                                 B3           10.75       6/01/09          5,010(g)         5,160,300
   Sr. Notes                                                 B(a)         10.50      12/01/09         13,970           14,424,025
Northeast Optic Network, Inc., Sr. Notes                     NR           12.75       8/15/08         10,415           11,039,900
Omnipoint Corp.,
   Sr. Notes                                                 B2           11.625      8/15/06          3,300            3,498,000
   Sr. Notes                                                 B2           11.50       9/15/09          6,250            6,750,000
Pagemart Nationwide, Inc., Sr. Disc. Notes, Zero Coupon
   (until 2/1/00)                                            B3           15.00       2/01/05         21,900           19,217,250
Price Communications Wireless,
   Sr. Sec'd. Notes                                          Ba2           9.125     12/15/06          3,700            3,792,500
   Sr. Sub. Notes                                            B3           11.75       7/15/07         12,500(g)        13,750,000
Primus Telecommunications Group, Inc., Sr. Notes             B3           12.75      10/15/09         10,755           11,131,425
PsiNet, Inc., Sr. Notes                                      B3           11.00       8/01/09         25,000           25,687,500
PTC Int'l. Fin BV, Gtd. Sr. Sub. Disc. Notes (Poland),
   Zero Coupon
   (until 7/1/02)                                            B3           10.75       7/01/07         13,250(i)         8,877,500
RCN Corp.,
   Sr. Notes                                                 B3           10.00      10/15/07          1,515            1,507,425
   Sr. Notes                                                 B3           10.125      1/15/10         10,000(g)         9,975,000
RSL Communications,
   Sr. Notes                                                 B2           12.25      11/15/06          3,500            3,552,500
   Sr. Notes                                                 B2           12.00      11/01/08          5,750            5,793,125
Rural Cellular Corp., Sr. Sub. Notes                         B3            9.625      5/15/08         11,000           11,220,000
SCG Holding & Semiconductor Corp., Sr. Sub. Notes            B2           12.00       8/01/09          9,365(g)         9,950,313
Splitrock Services, Inc., Sr. Note                           NR           11.75       7/15/08          6,250            5,750,000
Star Choice Communications, Sr. Sec'd. Notes                 B3           13.00      12/15/05          5,000            5,087,500
Telewest Communications, Sr. Disc. Notes, Zero Coupon
   (until 4/15/04)                                           B1            9.25       4/15/09          9,350            5,937,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                              PRUDENTIAL HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------

                                                           Moody's                                Principal
                                                            Rating      Interest     Maturity      Amount              Value
Description                                              (Unaudited)      Rate         Date         (000)             (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Time Warner Telecom LLC., Sr. Notes                          B2            9.75%      7/15/08    $     8,900       $    9,122,500
Tritel PCS, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 5/15/04)                                           B3           12.75       5/15/09         18,000           11,340,000
Triton PCS, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 5/1/03)                                            B3           11.00       5/01/08          5,225            3,696,688
US Exchange LLC., Sr. Notes                                  NR           15.00       7/01/08          7,000            6,370,000
US Unwired, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 11/1/04)                                           CCC+(a)      13.375     11/01/09         14,815            8,666,775
Versatel Telecom BV, (Netherlands)
   Sr. Notes                                                 B-(a)        13.25       5/15/08          9,000(i)         9,585,000
   Sr. Notes                                                 B-(a)        11.875      7/15/09          5,375(i)         5,482,500
Viatel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/03)              B-(a)        12.50       4/15/08          8,400            5,376,000
   Sr. Notes                                                 B-(a)        11.25       4/15/08          5,050            5,024,750
   Sr. Notes                                                 NR           11.50       3/15/09         10,976           10,976,480
Voicestream Wireless Corp.,
   Sr. Notes                                                 NR           10.375     11/15/09         20,480(g)        21,094,400
   Sr. Disc. Notes, Zero Coupon (until 11/15/04)             B2           11.875     11/15/09         16,390            9,874,975
WamNet, Inc., Sr. Disc. Notes, Zero Coupon (until
   3/1/02)                                                   CCC+(a)      13.25       3/01/05          6,000            3,465,000
Williams Communications Group, Inc., Sr. Notes               B2           10.875     10/01/09         31,020           32,454,675
Worldwide Fiber, Inc.,
   Sr. Notes                                                 B3           12.00       8/01/09          4,880            5,038,600
   Sr. Notes                                                 B3           12.50      12/15/05         10,000           10,450,000
                                                                                                                   --------------
                                                                                                                      857,861,745
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.8%
Foamex L.P., Sr. Sub. Notes                                  B3            9.875      5/15/07         12,550(d)        10,416,500
Phillips Van Heusen Corp., Sr. Sub. Notes                    B1            9.50       5/01/08          8,050            7,486,500
Worldtex, Inc., Sr. Notes                                    B1            9.625     12/15/07         15,000           12,150,000
                                                                                                                   --------------
                                                                                                                       30,053,000
------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping--2.1%
American Commercial Lines, Sr. Notes                         B1           10.25       6/30/08         17,000           16,320,000
Autopistas Del Sol S.A., Sr. Notes (Argentina)               BB-(a)       10.25       8/01/09          3,500(g)(i)      2,695,000
Continental Airlines, Inc., Sr. Notes                        Ba2           8.00      12/15/05          9,100            8,323,406
Holt Group, Inc., Sr. Notes                                  B+(a)         9.75       1/15/06          8,320            5,200,000
Kitty Hawk, Inc., Gtd. Notes                                 B1            9.95      11/15/04         22,505           22,054,900
MRS Logistica S.A., Sr. Notes (Brazil)                       B(a)         10.625      8/15/05         10,000(i)         8,100,000
Stena AB, (Sweden)
   Sr. Notes                                                 Ba2           8.75       6/15/07          5,250(i)         4,305,000
   Sr. Notes                                                 B1           10.625      6/01/08          1,230(i)           738,000
USAir, Inc.
   Sr. Notes                                                 B3            9.625      2/01/01          2,850            2,835,750
   Pass-through Certs.                                       Ba3          10.375      3/01/13          7,030            6,748,800
                                                                                                                   --------------
                                                                                                                       77,320,856
                                                                                                                   --------------
Total corporate bonds (cost $3,723,717,163)                                                                         3,400,259,203
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Sovereign Bonds--0.1%
Republic of Brazil (cost $2,972,100)                                      11.625%     4/15/04          3,000(g)(i)      2,977,500
                                                                                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                      PRUDENTIAL HIGH YIELD FUND, INC.
----------------------------------------------------------------------
----------------------------------------------------------------------

                                                          Value
Description                          Shares             (Note 1)
----------------------------------------------------------------
PREFERRED STOCKS--5.3%
Adelphia Communications Corp.,
  $13.00                             74,000        $    8,436,000
California Fed. Corp., $9.125     1,822,245            41,114,403
Chesapeake Energy Corp., $7.00      110,000             2,887,500
CSC Holdings, Inc.,
   Ser. 1995K-1, $11.125            214,753            23,408,116
   Ser. 1995K-2, $11.125              3,632            39,679,600
   Ser. 1995K-4, $11.75             152,691            16,796,057
Eagle Picher Holdings, Inc.,          1,530
  $11.75                                                7,114,500
Global Crossing Holdings Ltd.,       10,000             1,000,000
GPA Group Plc, Conv., 7.00%          13,200             6,336,000
Harborside Healthcare Corp.,          2,951               885,300
Intermedia Communications of
  Florida, $7.00                    280,000             6,545,000
Packaging Corp. of America, Ser.
  B Exchng, 12.375%                  47,614             5,213,733
Paxon Communications Corp., Jr.,
  $13.25                              1,683            17,208,675
Primedia, Inc., $8.625              129,681            11,282,247
R & B Falcon Corp., 13.875%           4,833             5,098,815
Rural Cellular Corp., $11.375           102               104,040
Texas Utilities Co., $9.25           95,000             4,144,375
Viasystems Group, Inc., 8.00%       175,749             1,054,493
                                                   --------------
Total preferred stocks
  (cost $192,684,546)                                 198,308,854
                                                   --------------
COMMON STOCKS(c)--0.3%
Charter Communications, Inc.,
  Delaware Cl. A                     61,000        $    1,334,375
Dr. Pepper Bottling Holdings,
  Inc.,
  Cl. B                              68,580             1,714,500
Envirosource, Inc.                   61,190                47,116
Gaylord Container Corp., Cl. A       15,200               103,550
Hedstrom Holdings, Inc.             206,223                 2,062
Intermedia Communications of         18,545
  Florida                                                 719,778
Peachtree Cable Assoc., Ltd.         31,559 (f)           320,971
Premier Cruise Line                 888,704 (b)         2,999,376
Primus Telecomm Group, Inc.          24,700               944,775
Splitrock Services, Inc.             45,602               906,340
Viatel, Inc.                         54,894             2,943,691
                                                   --------------
Total common stocks
  (cost $19,724,549)                                   12,036,534
                                                   --------------
------------------------------------------------------------
                                      Units
                                  ----------
COMMON TRUST UNITS(c)--0.3%
PSF Holdings, LLC (cost
  $15,959,021; purchased 5/20/94)   951,717 (b)(f)     10,468,887
                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31,                            PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------------------

                                                                                Expiration                             Value
                                                                                   Date           Warrants            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(c)--0.4%
------------------------------------------------------------------------------------------------------------------------------
Aladdin Gaming                                                                      3/1/10           170,000       $        1,700
Allegiance Telecom, Inc.                                                            2/3/08            14,200              710,000
American Banknote Corp.                                                            12/1/02             3,750                   38
American Mobile Satellite Corp.                                                     4/1/08            10,000              400,000
Anker Coal Group, Inc.                                                            10/30/03               201                  302
Bell Technology Group Ltd.                                                          5/1/05             8,500              212,500
Bestel S.A. De CV,                                                                 5/15/05            11,000               55,000
Birch Telecom, Inc.                                                                6/15/08             5,000               27,500
Cellnet Data Systems, Inc.                                                         9/15/07            44,455                    0
Clearnet Communications, Inc.                                                      9/15/05            66,495              398,970
Comcel                                                                            11/15/03            29,000            1,450,000
DTI Holdings, Inc.                                                                  3/1/08            36,250                  362
Firstworld Communications, Inc.                                                    4/15/08            12,400            1,488,000
Intelcom Group, Inc., expiring                                                     9/15/05           127,809            1,278,090
Intermedia Communications of Florida                                                6/1/00            11,250            1,260,000
International Wireless Communications, Inc.                                        8/15/01             8,000(d)                 0
Intersil Holding Corp.                                                             8/15/09             4,475              671,250
Long Distance Int'l., Inc.                                                         4/15/08             6,500(d)                 0
Price Communications Wireless                                                       8/1/07            17,200            2,872,400
Primus Telecommunications Group                                                     8/1/04            12,250              612,500
R & B Falcon Corp.                                                                  5/1/09             4,500            1,125,000
Star Choice Communications                                                        12/15/05           115,800              451,620
Sterling Chemical Holdings, Inc.                                                   8/15/08             5,450               87,200
TVN Entertainment Corp.                                                             8/1/08            15,000(d)                 0
USN Communications, Inc.                                                          10/15/04            92,500                  925
Versatel Telecom BV                                                                5/15/08             9,000            3,600,000
WamNet, Inc.                                                                        3/1/05            22,500              511,875
Waste Systems Int'l, Inc.                                                          1/15/06           165,000              123,750
                                                                                                                   --------------
Total warrants
   (cost $533,750)                                                                                                     17,338,982
                                                                                                                   --------------
Total long-term investments
   (cost $3,955,591,129)                                                                                            3,641,389,960
                                                                                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1999                       PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                                   Principal
                                                                          Interest     Maturity     Amount             Value
                                                                            Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.1%
---------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loan, Inc., commercial paper                               5.40 %       1/03/00    $39,423        $   39,411,172
Market Street Funding Corp., commercial paper                               5.00         1/05/00     10,000             9,994,444
Market Street Funding Corp., commercial paper                               5.00         1/06/00     11,591            11,582,951
Banque Nationale, time deposit                                              2.00          1/3/00      3,985(h)          3,985,000
Barton Cap Corp., commercial paper                                          6.00         1/18/00     17,200(h)         17,151,267
Barton Cap Corp., commercial paper                                          6.00         1/21/00     12,559(h)         12,517,555
Coca Cola Enterprises, commercial paper                                     5.25          1/3/00      7,939(h)          7,936,684
Deutsche Bank, time deposit                                                 5.00          1/3/00     17,000(h)         17,000,000
Falcon Asset Securities, commercial paper                                   6.00         1/11/00     20,000(h)         19,966,667
Keyspan Corp., commercial paper                                             6.50         1/12/00      7,000(h)          6,986,098
PHH Corp, commercial paper                                                  6.95         1/27/00      7,000(h)          6,964,864
                                                                                                                   --------------
Total short-term investments
   (cost $153,496,702)                                                                                                153,496,702
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments, Before Outstanding Options Written--100.7%
   (cost $4,109,087,831; Note 4)                                                                                    3,794,886,662
                                                                                                   Contracts
                                                                                                   ---------
OUTSTANDING CALL OPTIONS WRITTEN(c)
Jordan Telecommunications Prod., Sr. Sub. Notes,
   9.875% 8/1/07 expiring 3/20/2000 @ $1,116
   (premium received $215,000)                                                                       10,750                    (0)
                                                                                                                   --------------
Total Investments, Net of Outstanding Options Written
      (cost $4,108,872,831)                                                                                         3,794,886,662
Liabilities in excess of other assets--(0.7)%                                                                         (27,971,463)
                                                                                                                   --------------
Net Assets--100%                                                                                                   $3,766,915,199
                                                                                                                   --------------
                                                                                                                   --------------

------------------------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $143,864,448. The aggregate value $90,194,809 is approximately 2.4% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC.--Limited Liability Company.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $4,109,087,831).............................................................      $  3,794,886,662
Foreign currency, at value (cost $177)..................................................................                   175
Cash....................................................................................................                93,355
Interest receivable.....................................................................................            76,101,716
Receivable for investments sold.........................................................................             2,929,151
Receivable for Fund shares sold.........................................................................             2,260,068
Forward currency contracts - net amount receivable from counterparties..................................               662,900
Deferred expenses and other assets......................................................................                93,605
Receivable for securities lending.......................................................................                 2,583
                                                                                                              -----------------
   Total assets.........................................................................................         3,877,030,215
                                                                                                              -----------------
Liabilities
Payable to broker for collateral for securities on loan.................................................            91,872,080
Payable for Fund shares reacquired......................................................................            12,614,045
Distribution fee payable................................................................................             1,666,268
Management fee payable..................................................................................             1,365,221
Accrued expenses........................................................................................             1,062,023
Dividends payable.......................................................................................             1,049,358
Securities lending rebate payable.......................................................................               486,021
                                                                                                              -----------------
   Total liabilities....................................................................................           110,115,016
                                                                                                              -----------------
Net Assets..............................................................................................      $  3,766,915,199
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $      5,109,629
   Paid-in capital in excess of par.....................................................................         4,549,571,754
                                                                                                              -----------------
                                                                                                                 4,554,681,383
   Distributions in excess of net investment income.....................................................            (1,049,358)
   Accumulated net realized loss on investments.........................................................          (473,393,095)
   Net unrealized depreciation on investments and foreign currencies....................................          (313,323,731)
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................      $  3,766,915,199
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,750,618,283 / 237,147,403 shares of common stock issued and outstanding)......................                 $7.38
   Sales charge (4.00% of offering price)...............................................................                   .31
   Maximum offering price to public.....................................................................                 $7.69
Class B:
   Net asset value, offering price and redemption price per share
      ($1,867,619,765 / 253,645,892 shares of common stock issued and outstanding)......................                 $7.36
Class C:
   Net asset value and redemption price per share
      ($98,347,481 / 13,356,623 shares of common stock issued and outstanding)..........................                 $7.36
   Sales charge (1.00% of offering price)...............................................................                   .07
   Offering price to public.............................................................................                 $7.43
Class Z:
   Net asset value, offering price and redemption price per share
      ($50,329,670 / 6,813,242 shares of common stock issued and outstanding)...........................                 $7.39

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $ 395,873,168
   Dividends.............................        15,081,292
   Income from securities loaned, net....           692,500
                                            -----------------
      Total Income.......................       411,646,960
                                            -----------------
Expenses
   Distribution fee--Class A.............         4,365,306
   Distribution fee--Class B.............        16,356,784
   Distribution fee--Class C.............           715,823
   Management fee........................        16,790,927
   Transfer agent's fees and expenses....         4,276,000
   Reports to shareholders...............           446,000
   Custodian's fees and expenses.........           414,000
   Legal fees and expenses...............           108,000
   Registration fees.....................           101,000
   Directors' fees and expenses..........            70,000
   Audit fee and expenses................            48,000
   Miscellaneous.........................            19,417
                                            -----------------
      Total expenses.....................        43,711,257
                                            -----------------
Net investment income....................       367,935,703
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............      (178,145,980)
   Foreign currency transactions.........           125,313
                                            -----------------
                                               (178,020,667)
                                            -----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments...........................       (54,465,075)
   Foreign currencies....................           662,438
   Options written.......................           215,000
                                            -----------------
                                                (53,587,637)
                                            -----------------
Net loss on investments and foreign
   currencies............................      (231,608,304)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 136,327,399
                                            -----------------
                                            -----------------


PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                         1999                 1998
Operations
   Net investment income......   $   367,935,703      $   380,890,729
   Net realized gain (loss) on
      investment and foreign
      currency transactions...      (178,020,667)          36,353,107
   Net change in unrealized
      depreciation of
      investments and foreign
      currencies..............       (53,587,637)        (422,696,898)
                                -----------------    ----------------
   Net increase (decrease) in
      net assets resulting
      from operations.........       136,327,399           (5,453,062)
                                -----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A.................      (162,305,602)        (154,810,882)
      Class B.................      (191,445,987)        (215,059,672)
      Class C.................        (8,404,338)          (5,714,430)
      Class Z.................        (5,779,776)          (5,305,745)
                                -----------------    ----------------
                                    (367,935,703)        (380,890,729)
                                -----------------    ----------------
   Dividends in excess of net
      investment income
      Class A.................        (1,490,144)          (3,143,618)
      Class B.................        (1,757,685)          (4,367,041)
      Class C.................           (77,161)            (116,038)
      Class Z.................           (53,065)            (107,739)
                                -----------------    ----------------
                                      (3,378,055)          (7,734,436)
                                -----------------    ----------------
   Tax return of capital
      distributions
      Class A.................        (9,305,993)                  --
      Class B.................       (10,976,792)                  --
      Class C.................          (481,873)                  --
      Class Z.................          (331,391)                  --
                                -----------------    ----------------
                                     (21,096,049)                  --
                                -----------------    ----------------
Fund share transactions (Net
   of
   share conversions) (Note 5)
   Net proceeds from shares
      sold....................     2,944,859,997        2,963,551,012
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........       193,970,292          194,305,581
   Cost of shares
      reacquired..............    (3,323,984,917)      (3,024,094,927)
                                -----------------    ----------------
   Net increase (decrease) in
      net assets from Fund
      share transactions......      (185,154,628)         133,761,666
                                -----------------    ----------------
Total decrease................      (441,237,036)        (260,316,561)
Net Assets
Beginning of year.............     4,208,152,235        4,468,468,796
                                -----------------    ----------------
End of year(a)................   $ 3,766,915,199      $ 4,208,152,235
                                -----------------    ----------------
                                -----------------    ----------------
---------------
(a) Includes undistributed net
    investment income of:.....   $            --      $       349,779
                                -----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 1999 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended December 31, 1999, PSI has been compensated approximately $179,000.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $1,978,918, decrease accumulated net realized loss on investments by $75,902,012 and decrease paid in capital in excess of par by $77,880,930. This was primarily due to the sale of securities purchased with market discount and the expiration of a portion of the capital loss carryforward for the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were
 .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $947,100 and $386,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $3,831,100 and $60,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC, ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $3,660,600 for the services of PMFS. As of December 31, 1999, $297,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 were $2,721,669,770 and $2,986,104,199, respectively.

At December 31, 1999 the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency             Settlement          Current
Sale Contracts             Date Receivable        Value         Appreciation
------------------------   ---------------     -----------     --------------
Euro,
 expiring 1/18/2000          $26,812,603       $26,149,703       $    662,900
                           ---------------     -----------     --------------
                           ---------------     -----------     --------------

Transactions in options written during the year ended December 31, 1999, were as follows:

                                      Number of    Premiums
                                      Contracts    Received
                                      ---------    ---------
Options outstanding at
  December 31, 1998................         --     $     --
Options written....................     10,750      215,000
                                      ---------    ---------
Options outstanding at
  December 31, 1999................     10,750     $215,000
                                      ---------    ---------
                                      ---------    ---------

The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1999 was $4,111,085,742; accordingly, net unrealized depreciation for federal income tax purposes was $316,199,080 (gross unrealized appreciation--$94,048,355; gross unrealized depreciation--$410,247,435).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $442,409,300 of which $110,441,500 expires in 2000, $162,249,600 expires in 2003 and $169,718,100 expires in 2007. In addition, the Fund will elect to treat net capital losses of approximately $28,323,000 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

As of December 31, 1999, the Fund has securities on loan with an aggregate market value of $87,848,594. The Fund received $91,872,080 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.
--------------------------------------------------------------------------------

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 510,963,160 shares of common stock issued and outstanding at December 31, 1999, Prudential owned 1,166,093.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1999:
Shares sold...................    271,460,456    $ 2,090,617,324
Shares issued in reinvestment
  of dividends and
  distributions...............     12,007,130         92,000,070
Shares reacquired.............   (276,197,826)    (2,130,432,426)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversions.................      7,269,760         52,184,968
Shares issued upon conversion
  from Class B................     16,897,149        128,328,242
                                 ------------    ---------------
Net increase in shares
  outstanding.................     24,166,909    $   180,513,210
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................    220,216,713    $ 1,859,190,071
Shares issued in reinvestment
  of dividends and
  distributions...............     10,259,255         85,370,263
Shares reacquired.............   (227,838,947)    (1,934,064,082)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversions.................      2,637,021         10,496,252
Shares issued upon conversion
  from Class B................     10,263,006         85,283,803
                                 ------------    ---------------
Net increase in shares
  outstanding.................     12,900,027    $    95,780,055
                                 ------------    ---------------
                                 ------------    ---------------

Class B                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1999:
Shares sold...................     92,533,010    $   712,091,062
Shares issued in reinvestment
  of dividends and
  distributions...............     11,958,428         91,619,587
Shares reacquired.............   (137,029,543)    (1,051,143,533)
                                 ------------    ---------------
Net decrease in shares
  outstanding before
  conversion..................    (32,538,105)      (247,432,884)
Shares reacquired upon
  conversion into Class A.....    (16,936,033)      (128,328,242)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (49,474,138)   $  (375,761,126)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................    112,375,736    $   940,884,702
Shares issued in reinvestment
  of dividends and
  distributions...............     12,097,288        100,594,225
Shares reacquired.............   (116,993,243)      (981,481,666)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      7,479,781         59,997,261
Shares reacquired upon
  conversion into Class A.....    (10,287,840)       (85,283,803)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................     (2,808,059)   $   (25,286,542)
                                 ------------    ---------------
                                 ------------    ---------------

Class C
------------------------------
Year ended December 31, 1999:
Shares sold...................      9,197,134    $    70,833,321
Shares issued in reinvestment
  of dividends and
  distributions...............        640,878          4,895,941
Shares reacquired.............     (7,131,689)       (54,661,514)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,706,323    $    21,067,748
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................      8,376,997    $    68,914,249
Shares issued in reinvestment
  of dividends and
  distributions...............        409,580          3,387,514
Shares reacquired.............     (4,610,242)       (38,222,404)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      4,176,335    $    34,079,359
                                 ------------    ---------------
                                 ------------    ---------------
Class Z
------------------------------
Year ended December 31, 1999:
Shares sold...................      9,225,121    $    71,318,290
Shares issued in reinvestment
  of dividends and
  distributions...............        710,369          5,454,694
Shares reacquired.............    (11,376,862)       (87,747,444)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................     (1,441,372)   $   (10,974,460)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1998:
Shares sold...................     11,385,751    $    94,561,990
Shares issued in reinvestment
  of dividends and
  distributions...............        596,770          4,953,579
Shares reacquired.............     (8,538,564)       (70,326,775)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      3,443,957    $    29,188,794
                                 ------------    ---------------
                                 ------------    ---------------

--------------------------------------------------------------------------------

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                          1999           1998           1997           1996
                                                                       ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $     7.88     $     8.65     $     8.39     $     8.19
                                                                       ----------     ----------     ----------     ----------
Income from investment operations
Net investment income..............................................           .71            .76            .73            .75
Net realized and unrealized gain (loss) on investments.............          (.45)          (.76)           .30            .22
                                                                       ----------     ----------     ----------     ----------
   Total from investment operations................................           .26             --           1.03            .97
                                                                       ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income...............................          (.71)          (.76)          (.73)          (.75)
Distributions in excess of net investment income...................          (.01)          (.01)          (.04)          (.02)
Tax return of capital distributions................................          (.04)            --             --             --
                                                                       ----------     ----------     ----------     ----------
   Total distributions.............................................          (.76)          (.77)          (.77)          (.77)
                                                                       ----------     ----------     ----------     ----------
Net asset value, end of year.......................................    $     7.38     $     7.88     $     8.65     $     8.39
                                                                       ----------     ----------     ----------     ----------
                                                                       ----------     ----------     ----------     ----------
TOTAL RETURN(a)....................................................          3.38%         (0.13)%        12.81%         12.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $1,750,618     $1,677,605     $1,730,473     $1,564,429
Average net assets (000)...........................................    $1,746,123     $1,712,531     $1,635,480     $1,385,143
Ratios to average net assets:
   Expenses, including distribution fees...........................           .80%           .67%           .69%           .72%
   Expenses, excluding distribution fees...........................           .55%           .52%           .54%           .57%
   Net investment income...........................................          9.30%          9.04%          8.59%          9.20%
For Classes A, B, C and Z shares:
   Portfolio turnover rate.........................................            70%           103%           113%            89%

                                                                        1995
                                                                     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $     7.68
                                                                     ----------
Income from investment operations
Net investment income..............................................         .81
Net realized and unrealized gain (loss) on investments.............         .53
                                                                     ----------
   Total from investment operations................................        1.34
                                                                     ----------
Less distributions
Dividends from net investment income...............................        (.81)
Distributions in excess of net investment income...................        (.02)
Tax return of capital distributions................................          --
                                                                     ----------
   Total distributions.............................................        (.83)
                                                                     ----------
Net asset value, end of year.......................................  $     8.19
                                                                     ----------
                                                                     ----------
TOTAL RETURN(a)....................................................       18.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $1,336,354
Average net assets (000)...........................................  $1,056,555
Ratios to average net assets:
   Expenses, including distribution fees...........................         .75%
   Expenses, excluding distribution fees...........................         .60%
   Net investment income...........................................       10.13%
For Classes A, B, C and Z shares:
   Portfolio turnover rate.........................................          78%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                          1999           1998           1997           1996
                                                                       ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $     7.86     $     8.63     $     8.38     $     8.18
                                                                       ----------     ----------     ----------     ----------
Income from investment operations
Net investment income..............................................           .67            .71            .68            .71
Net realized and unrealized gain (loss) on investments.............          (.45)          (.76)           .29            .22
                                                                       ----------     ----------     ----------     ----------
   Total from investment operations................................           .22           (.05)           .97            .93
                                                                       ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income...............................          (.66)          (.71)          (.68)          (.71)
Distributions in excess of net investment income...................          (.02)          (.01)          (.04)          (.02)
Tax return of capital distributions................................          (.04)            --             --             --
                                                                       ----------     ----------     ----------     ----------
   Total distributions.............................................          (.72)          (.72)          (.72)          (.73)
                                                                       ----------     ----------     ----------     ----------
Net asset value, end of year.......................................    $     7.36     $     7.86     $     8.63     $     8.38
                                                                       ----------     ----------     ----------     ----------
                                                                       ----------     ----------     ----------     ----------
TOTAL RETURN(a)....................................................          2.86%          (.70)%        12.07%         11.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $1,867,620     $2,381,793     $2,640,491     $2,596,207
Average net assets (000)...........................................    $2,180,904     $2,557,252     $2,589,122     $2,652,883
Ratios to average net assets:
   Expenses, including distribution fees...........................          1.30%          1.27%          1.29%          1.32%
   Expenses, excluding distribution fees...........................           .55%           .52%           .54%           .57%
   Net investment income...........................................          8.78%          8.41%          7.99%          8.62%
                                                                        1995
                                                                     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $     7.67
                                                                     ----------
Income from investment operations
Net investment income..............................................         .76
Net realized and unrealized gain (loss) on investments.............         .53
                                                                     ----------
   Total from investment operations................................        1.29
                                                                     ----------
Less distributions
Dividends from net investment income...............................        (.76)
Distributions in excess of net investment income...................        (.02)
Tax return of capital distributions................................          --
                                                                     ----------
   Total distributions.............................................        (.78)
                                                                     ----------
Net asset value, end of year.......................................  $     8.18
                                                                     ----------
                                                                     ----------
TOTAL RETURN(a)....................................................       17.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $2,730,903
Average net assets (000)...........................................  $2,725,385
Ratios to average net assets:
   Expenses, including distribution fees...........................        1.35%
   Expenses, excluding distribution fees...........................         .60%
   Net investment income...........................................        9.56%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                       -------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  7.86     $  8.63     $  8.38     $  8.18     $  7.67
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .67         .71         .68         .71         .76
Net realized and unrealized gain (loss) on investments.............       (.45)       (.76)        .29         .22         .53
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................        .22        (.05)        .97         .93        1.29
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.67)       (.71)       (.68)       (.71)       (.76)
Distributions in excess of net investment income...................       (.01)       (.01)       (.04)       (.02)       (.02)
Tax return of capital distributions................................       (.04)         --          --          --          --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.72)       (.72)       (.72)       (.73)       (.78)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  7.36     $  7.86     $  8.63     $  8.38     $  8.18
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(a)....................................................       2.86%      (0.70)%     12.07%      11.97%      17.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $98,347     $83,687     $55,879     $43,374     $24,021
Average net assets (000)...........................................    $95,443     $67,296     $45,032     $28,647     $12,063
Ratios to average net assets:
   Expenses, including distribution fees...........................       1.30%       1.27%       1.29%       1.32%       1.35%
   Expenses, excluding distribution fees...........................        .55%        .52%        .54%        .57%        .60%
   Net investment income...........................................       8.81%       8.49%       7.99%       8.60%       9.49%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class Z
                                                                       ------------------------------------------------
                                                                                                             March 1,
                                                                                                             1996(c)
                                                                           Year Ended December 31,           Through
                                                                       -------------------------------     December 31,
                                                                        1999        1998        1997           1996
                                                                       -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................    $  7.88     $  8.65     $  8.39       $   8.34
                                                                       -------     -------     -------         ------
Income from investment operations
Net investment income..............................................        .73         .76         .74            .63
Net realized and unrealized gain (loss) on investments.............       (.44)       (.75)        .30            .07
                                                                       -------     -------     -------         ------
   Total from investment operations................................        .29         .01        1.04            .70
                                                                       -------     -------     -------         ------
Less distributions
Dividends from net investment income...............................       (.73)       (.76)       (.74)          (.63)
Distributions in excess of net investment income...................       (.01)       (.02)       (.04)          (.02)
Tax return of capital distributions................................       (.04)         --          --             --
                                                                       -------     -------     -------         ------
   Total distributions.............................................       (.78)       (.78)       (.78)          (.65)
                                                                       -------     -------     -------         ------
Net asset value, end of period.....................................    $  7.39     $  7.88     $  8.65       $   8.39
                                                                       -------     -------     -------         ------
                                                                       -------     -------     -------         ------
TOTAL RETURN(a)....................................................       3.79%       0.00%      12.96%          8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................    $50,330     $65,068     $41,625       $ 31,748
Average net assets (000)...........................................    $60,652     $57,453     $35,808       $ 28,978
Ratios to average net assets:
   Expenses, including distribution fees...........................        .55%        .52%        .54%            57%(b)
   Expenses, excluding distribution fees...........................        .55%        .52%        .54%           .57%(b)
   Net investment income...........................................       9.53%       9.23%       8.74%          9.31%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000
--------------------------------------------------------------------------------

                                   APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

     Under normal conditions, the Fund's average maturity range is expected to be between 7 and 12 years.

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                                  [LINE CHART]
                             Small Stocks $6,640.79
                            Common Stocks $2,845.63

                             Long-Term Bonds $40.22
                             Treasury Bills $15.64
                                Inflation $9.40
---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential mutual fund.

     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                     YTD
                            -------------------------------------------------------------------------------------
                            1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----
U.S. Government Treasury
  Bonds(1)                  14.4%    8.5%   15.3%    7.2%   10.7%   (3.4%)  18.4%    2.7%    9.6%   10.0%   (2.56%)
U.S. Government Mortgage
  Securities(2)             15.4%   10.7%   15.7%    7.0%    6.8%   (1.6%)  16.8%    5.4%    9.5%    7.0%    1.86%
U.S. Investment Grade
  Corporate Bonds(3)        14.1%    7.1%   18.5%    8.7%   12.2%   (3.9%)  22.3%    3.3%   10.2%    8.6%   (1.96%)
U.S. High Yield Corporate
  Bonds(4)                   0.8%   (9.6%)  46.2%   15.8%   17.1%   (1.0%)  19.2%   11.4%   12.8%    1.6%    2.39%
World Government Bonds(5)   (3.4%)  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%   (5.07%)
Difference between highest
  and lowest returns
  percent                   18.8%   24.9%   30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%

---------------
 (1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

 (2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

 (3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

 (4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

 (5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                  [LINE GRAPH]
---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

     This chart illustrates the performance of major world stock markets for the period from 1985 through 1999. It does not represent the performance of any Prudential mutual fund.

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
[BAR CHART]        (12/31/1985 - 12/31/1999)(IN U.S. DOLLARS)

Sweden                                                                           22.70%
Hong Kong                                                                        20.37%
Spain                                                                            20.11%
Netherland                                                                       18.63%
Belgium                                                                          18.41%
France                                                                           17.69%
USA                                                                              17.39%
U.K.                                                                             16.41%
Europe                                                                           16.28%
Switzerland                                                                      15.58%
Sing/Mlysia                                                                      15.07%
Denmark                                                                          14.72%
Germany                                                                          13.29%
Australia                                                                        11.68%
Italy                                                                            11.39%
Canada                                                                           11.10%
Japan                                                                             9.59%
Norway                                                                            8.91%
Austria                                                                           7.09%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                  [LINE GRAPH]
---------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION

                                  [PIE GRAPH]

                                  CANADA  2.1%
                                  U.S.  49.0%
                                 EUROPE  32.5%
                              PACIFIC BASIN  16.4%

---------------

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential mutual fund.